UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code (212) 698-0800

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

The Tocqueville Trust

Mutual Funds

Semi-Annual Report

April 30, 2018

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholder,

The six-month period ended April 30, 2018 was dominated by events in Washington D.C., as it has been the case since the most recent Presidential election. Passage of a pro-growth tax reform bill that lowered corporate taxes, lowered middle class taxes, and raised taxes for the top one per cent, or at least those of them who live (and most do) in high-tax Blue states like New York, New Jersey, Connecticut and California, provided fuel to the ongoing market rally at the beginning of the period. Before long, however, the Trump Administration’s controversial trade policy emerged, which introduced great uncertainty and greater volatility in the markets. The heightened volatility was something of a return to normal after an extraordinarily stable 2017, but investor memories are short, and the volatility seemed extreme.

Adding to the uncertainty caused by the international trade agenda, which includes renegotiating NAFTA, tariffs on washing machines, steel and aluminum, and a Mexican standoff with China, were a rising dollar and slowly rising interest rates, the latter of which was exacerbated by a spending bill that eviscerated the former sequester rules that had kept government spending under some measure of control during the final years of the Obama Administration. Of all the recently introduced agents of uncertainty, we continue to watch interest rates the most closely. The dollar has appeared to be chronically undervalued for years, and trade, we believe will work itself out, possibly even to the U.S. advantage. We have been surprised (we might even say stunned) by the unexpected effectiveness of the Trump Administration’s unorthodox approach to foreign policy, so we are in no position to predict that these trade initiatives will be utter failures. We do believe, however, that whatever gains may be had from these trade renegotiations will be more political than economic.

United States’ trade “imbalance” is a function of its capital account surplus, which, coupled with the reserve currency status, allows Americans to borrow abroad in U.S. dollars at (up till now) exceedingly low rates. Lowering the amount of goods and services that foreigners are willing to supply in exchange for pieces of paper that will never (functionally) have to be redeemed, is not a salutary economic development. But, it is the fulfillment of a campaign pledge—and this President, for good or ill, has been unique in his commitment to honoring those pledges—and it may be smart politically. The upcoming mid-term elections are currently handicapped to produce a major victory for the minority party. These trade machinations seem designed, at least in part, to frustrate those expectations.

Interest rate increases, on the other hand, are determined by the markets, regardless of what the Fed and Fed watchers think, and if Mr. Market has decided to take rates higher, the carrying costs of massive amounts of sovereign debt will present a huge challenge to policy makers and governments, both here and abroad. It will also present a

Semi-Annual Report	1

challenge to the equity markets. If rates are rising for the right reasons, i.e., a stronger economy and higher level of demand for commercial credit, we believe that continued strength in corporate earnings can more than offset the rise in rates. A stronger economy can also have a salutary effect on government revenues, as has been the case already, but whether this will be enough to offset a sharply higher cost of debt financing bears very close watching. Pro-growth tax cuts and regulatory reforms, the signature economic achievements of the Trump Administration, are among the casualties that could follow an out of control budget spiral. For the present, however, because of the strength in the economy and corporate profits, along with relatively benign inflationary indications, the equity markets should continue to be a rewarding place for careful and watchful investors.

We thank you for investing with us.

Sincerely,

Robert W. Kleinschmidt

Chairman

2	April 30, 2018

The Tocqueville Fund

Dear Fellow Shareholder,

After reaching new highs in January, the market swooned and became more volatile in February and March only to recover somewhat as the period came to a close. Alarm bells seemed to go off for investors with ten-year treasury bonds approaching 3%, corporate earnings growth being impacted by cost inflation and the strengthening dollar possibly hurting exports, non-U.S. dollar based earnings of multinationals and emerging market economies. Despite all the gyrations, the market, as measured by the S&P 500 gained 3.82%, led, as has been the case for many quarters now, by large capitalization Information Technology names. While most sectors of the market generated positive returns, there was evidence of sector rotation, as Consumer Discretionary led the pack, followed by Information Technology and Energy. The weakest sectors in the overall market were Consumer Staples, where secular challenges and rising rates seem to be catching up to what normally seem like stable businesses, as well as Real Estate and Materials, which were impacted by rising rates and strengthening dollar, respectively.

During the same period, the Tocqueville Fund registered a 0.98% gain, more in line with the value indices, as represented by the Russell 2000® Value Index. Overall, Amazon was the Fund’s strongest individual performer, but Boeing, Microsoft, Intel and Alcoa also provided meaningful contributions to the Fund’s performance. The weakest performing sectors were Consumer Staples, Industrials and Healthcare. Biggest individual detractors were GE, Procter & Gamble, Ionis, Arconic and Applied Materials. The top sectors were Consumer Discretionary, Financials and Energy.

We initiated or added to a variety of positions throughout the period during bouts of market uncertainty or when opportunities presented themselves. Positions were sold or reduced when valuation objectives were met, better ideas arose, circumstances changed that impacted our investment thesis or in response to needs for investor liquidity.

One name purchased was Coherent, a leading manufacturer of lasers used in the manufacture of OLED screens. Shares had fallen out of favor due to weaker than expected smartphone sales, particularly the iPhone X, but our view was that OLED technology is likely to become industry standard, as manufacturers switch from LCD to OLED, which, in our point of view, is a superior technology. Looking out through additional product cycles and our estimate of the time it would take for the industry to complete its transition, we concluded that the shares were trading below our estimate of intrinsic value.

Another purchase was Arconic, the supplier of metallic components to the aerospace and other industrial sectors that was spun off from Alcoa. Arconic shares were out of favor due to poor capital allocation, perceived mismanagement and below peer group performance on a variety of metrics. Our interest was triggered by the removal of the prior leadership and installation of well-regarded new management following an activist

Semi-Annual Report	3

campaign by Elliott Management. While we believed the case for improvement in performance was likely to be more difficult than the activist suggested, our analysis showed that achieving part of those objectives made the shares significantly undervalued.

During the period, we also purchased or added to positions in Apple, Baker Hughes, Biogen, GE, Juno Therapeutics, Las Vegas Sands, Metlife, Newell Brands, Noble Energy, Overstock.com, PG&E, Walt Disney and Wells Fargo.

Most sales or reductions were conducted to provide liquidity to investors or to make room for other ideas. Of the sales related to fundamental changes, Juno Therapeutics was sold as it was the recipient of a takeover offer from Celgene. Newell Brands was sold as we came to believe that changes in the retail sales channel were going to make the prospects of recovery more difficult than we originally believed. Other sales and reductions included Alcoa, Alkermes, Amazon, Applied Materials, Boeing, Delta Airlines, Facebook, Intel, Lazard, Microsoft, Overstock.com, Palo Alto Networks, Qualcomm, Wells Fargo and Williams Sonoma.

Despite markets being near all-time highs, we still are of the view that there is no better alternative to equities given the macroeconomic backdrop and the continued negative reaction of fixed income securities to signals of inflation and rising rates. We may also be reaching the upper limit on the U.S. Dollar as other central banks consider removing stimulus efforts so that headwind for domestic equities might be less of an issue going forward in the near term. As always, we focus on the fundamentals of individual companies when looking for opportunities to generate returns for our shareholders.

Sincerely,

Robert W. Kleinschmidt	Peter D. Shawn
Portfolio Manager	Director of Research

4	April 30, 2018

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	10.14%	7.50%	10.62%	7.08%
Standard & Poor’s 500 Total Return Stock Index	13.27%	10.57%	12.96%	9.02%

Semi-Annual Report	5

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this investment overview for the first six-month period of fiscal year 2018 for the Tocqueville Opportunity Fund. During the six-month period ended April 30, 2018, the Fund appreciated 6.72%, and outperformed the SMID cap growth benchmark, the Russell 2500® Growth Index, which gained 5.37%. The past six months’ outperformance comes on the heels of fiscal year 2017, during which the Fund outperformed its SMID growth benchmark 36.47% versus 30.07%. The past eighteen months have been a particularly rewarding period for the Fund with a cumulative performance of 45.64% versus the SMID cap growth benchmark which appreciated 35.26%.

As we had written in our last fiscal year 2017 letter, a considerable degree of the solid performance was likely driven by underperformance in calendar year 2016. Investors will recall that the 2016 investment experience was dominated by an onslaught of macro-economic risks which threatened markets in a series of fits and starts and included: a weakening Chinese economy, Chinese currency devaluations, EU bank credit, oil price collapse, drug price regulation, Brexit, monetary tightening, and Presidential threats to Silicon Valley. During the past six months, we believe the Fund has benefitted from a continued rerating of many of its investment holdings which became unjustifiably undervalued in 2016. In addition, we believe the Tax Cuts and Jobs Act of 2017 which became law in late 2017, marked the beginning of a more benign and friendly atmosphere toward business. The prospect of considerably lowered corporate taxation, deregulation, and accelerated capital investment incentives underlie our continued favorable outlook for economic expansion and support an increased rate of business investment which should particularly benefit rapidly growing sectors and companies. Moreover, the new Tax Act outlined new rules which would guide future decisions for those U.S. companies which have amassed extensive offshore cash balances—we expect that a considerable amount of those offshore balances will find their way back to the U.S. over the next several years to be used for both new capital investments and for the benefit of shareholders in the form of dividends, repurchases, and acquisitions.

Over the past six months, investments in Technology and Healthcare have provided the leading contributions to the Fund’s absolute performance, with Technology investments in the lead. Relative to the benchmark, Information Technology and Healthcare investments dominated outperformance as well. Investments in the Industrials and Financial Services sectors also provided positive contributions, on an absolute basis. Both sectors were underweighted relative to the benchmark throughout the past six-month period, but Industrials outperformance nearly fully offset the relative underperformance of the Financial Services sector, +0.13% versus -0.21%, for a basically insignificant net give-up of -0.08%. At the end of the period, the Fund held no direct Energy sector investments—on an absolute basis, this underweighted exposure had zero

6	April 30, 2018

impact to the Fund’s performance while relative to the benchmark the impact was a negligible -0.02%! Relative performance for the remaining sectors was no more significant, with Staples (-0.20%) and Consumer Discretionary (-0.24%) basically offset by Real Estate (+0.28%) and Materials (+0.17%).

Despite the clear and leading collective contributions of the Fund’s Technology investments to performance over the past six months, Biotechnology investments were the “kings of the mountain” in the performance derby—the top ten absolute leaders in price gains were all Biotechnology holdings—probably the first and last time ever that the top ten gainers all came from the same industry! Of the bottom ten performers, seven were Healthcare issues and three were Technology issues. SAGE Therapeutics (+127.4%), AveXis (+102.7%), and Juno Therapeutics (+91.5%) were the three best performers; Dermira (-66.0%), Forward Pharma (-65.3%), and Impinj, Inc (-64%) were the three worst performers—the three best added +4.79% to the Fund while the three worst detracted only -0.14%, due to very small weightings. Analyzing the Fund on an absolute and relative contribution basis, paints a different picture…from this perspective, five of the top 10 absolute contributors were Technology issues, four were Healthcare and one was a Financial…on a relative basis, six were Technology, three were Healthcare and one was a Financial. The worst on an absolute basis were TESARO, Lumentum, Incyte, Clovis, Spark, Aerie, and Alnylam Pharmaceuticals. Ironically, five of the six worst were among the top 10 performers in fiscal 2017 (Aerie, Clovis, Spark, Lumentum, and Alnylam)—we continue to have a favorable opinion of each.

We are pleased to write that the Fund participated in five takeovers during the past six months: AveXis by Novartis, Juno by Celgene, Cavium by Marvell Technology, Oclaro by Lumentum, and Callidus Software by SAP. The addition of these five brings the total number of takeovers in the Fund since we began managing the investments in June 2010 to nearly 90! The acquisitions of AveXis and Juno follow the purchase of Kite Pharmaceuticals by Gilead Sciences in 2017 (Kite was the leading absolute and relative performer for the Fund in fiscal 2017) and support the Fund’s expanding investments in gene editing and gene therapy sciences. Callidus Software was the fourth takeover of a Fund investment over the past years by SAP; SAP had previously purchased: Ariba, SuccessFactors, and Concur Technologies. We have anticipated an increasing volume of merger and acquisition activity due to passage of the Tax Act of 2017, and the rapidly changing landscapes of technology and healthcare. And as we have written before, we continue to expect that technology consolidation will continue to be driven by disruptive new technologies, and the ongoing migration to the cloud and hybrid cloud.

At the close of the first six months of fiscal 2018, the Fund maintained its largest commitments in Technology holdings, followed by Biotechnology investments. While there were no marked increases or decreases in investments in other sectors, the takeovers of Juno and AveXis combined with the significant appreciation of the Fund’s Technology investments, have served to decrease the Fund’s Healthcare allocation by nearly one-fifth. We have increased commitments to the Consumer Discretionary and Industrials sectors, while reduced commitments to the Materials and Financials sectors. At the end of the period, the Fund held no investments in the Staples, Energy, Telecommunications and

Semi-Annual Report	7

Utilities sectors—this was unchanged from the beginning of the fiscal period. Looking forward, we expect that index reconstruction will have some impact on the Fund’s sector allocation due to the addition of a new sector definition—we expect that S&P will redefine the current Telecommunications sector to include certain technology and consumer discretionary names that are classified as “communications related”. In practice, this is expected to include a wide number of issues, including: cable, media, internet, entertainment, and streaming companies. In terms of the larger capitalization benchmarks, the new Communications sector should be the third largest in market capitalization and exceed the Healthcare, Industrials and Consumer/Consumer Discretionary sectors in size. We expect the changes to most significantly impact the Fund’s current Technology weighting which may decline significantly simply due to a reclassification of Internet related investments to a new Communications classification.

The Top 10, Top 25 and Top 50 positions comprised approximately 35%, 56%, and 71% respectively at the period end. More than 88% of the Fund’s holdings were invested in the Top 100 positions. Smaller investments continue to serve a critical role in the Fund’s investment strategy a bit akin to pawns on a chessboard—their loss is hopefully of little impact, but their influence and power can expand massively…so it can pay immeasurably to follow them! Many of those takeovers over the past eight years had at one time started out as pawns.

We remain confident that the Fund’s investments are well placed in competitively advantaged companies which, in our opinion, are led by smart, vested and visionary management. We continue to invest in a steady and unchanged approach and seek to identify strategic and leading investments—we are investors and not traders who succumb to rapid shifts in market sentiment or a need to play a short game only. As always, we appreciate your continued confidence in our efforts.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

8	April 30, 2018

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The chart and table reflect The Opportunity Fund’s performance achieved prior to the changes effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	28.22%	7.92%	13.63%	10.54%
Russell 2500 Growth Total Return Index	17.10%	9.64%	13.15%	10.46%
Russell 2000 Total Return Index	11.54%	9.64%	11.74%	9.49%

Semi-Annual Report	9

The Tocqueville International Value Fund

Dear Fellow Shareholder,

Global equity markets rose to multi-year highs in January, and then declined, as investor sentiment soured in response to global trade tensions, disappointing PMI figures from Europe and Japan, rising interest rates and hints of cost inflation. Volatility increased from low levels, as did spreads on corporate debt. The U.S. dollar weakened and commodity prices generally increased, with oil making large gains. Europe was down marginally, Japan up low single digits and commodity linked emerging markets performed well. In this context, oil & gas, paper, telecom equipment, miners and real estate led gains while defensive industries like tobacco, electric utilities, food & beverage performed poorly.

The Fund’s total U.S. dollar return for the six-month period was a gain of 0.26% on a net basis. This compares with a gain of 3.41% in the Morgan Stanley EAFE® Net Index against which the Fund’s international strategy is most often compared.

During the period, the Fund benefited from its exposure to Oil & Gas and Information Technology related shares, as well as security selection in the Information Technology area. This was more than offset by results in the Health Care, Consumer Discretionary and Industrials sectors. During the period, the Fund had meaningful contributions from software concern Aveva Group, waste management concern Estre Ambiental, IT consulting firm Sopra Steria Group, athletic wear maker Asics, and telecom equipment supplier Ericsson. Strong results in these shares were largely offset by declines in outdoor advertiser Clear Media, drugmaker Sanofi, payment processer Cielo, business services concern ISS, and medical equipment maker Miraca.

The Fund eliminated its positions in DCC and Misumi, as their respective share prices approached our estimates of intrinsic value. We sold shares of Travis Perkins, when results from competitors indicated that consumer spending in Travis’ markets had declined more than expected, causing us to believe we will have a better entry point in the future. We sold Countrywide, when incremental negative operating data undercut our investment thesis. Tender offers for Fund holdings in Zodiac and Global Logistics Properties were completed, and Potash Corp became Nutrien following its merger with Agrium.

During the period, the Fund purchased a position in sporting goods maker Asics, which trades at a multi-year low valuation due to a decline in profit margins in the U.S. and European operations. We believe management has a credible plan to improve margins, meanwhile, its business is experiencing profitable growth in China and the rest of Asia. The Fund purchased shares of megabank Mitsubishi UFJ, which trades at a discount to book value and whose return on equity is improving. We purchased a position in software concern Micro Focus International, when the shares sold off in response to weaker than expected operating results, allowing us to acquire a largely

10	April 30, 2018

recurring stream of free cash flows at a low multiple. Finally, we took a position in shares of specialty chemical maker Johnson Matthey, which were under pressure due to concerns about the future of its catalytic converter business in a world of electric cars. We added to positions in BHP Billiton, Schlumberger, Smiths Group, Siemens, ISS, CRH, Bayer, Schlumberger, and Sanofi, inter alia.

At the outset of the year, we expressed concern that investor sentiment had begun to show signs of complacency and excessive risk tolerance. Since then, hints of inflation combined with unpredictable behavior by politicians has produced increased volatility, lower valuations, and investor skittishness. We do not expect a return to the abnormally low volatility of the last several years, and this and inflation should lead to some multiple compression. This should be more than compensated for by earnings growth during the foreseeable future. Further, increased investor skepticism should lead to a sharper focus on stock fundamentals and provide a healthier context for decision-making. We remain focused on individual company fundamentals and valuations.

Our investment objective remains to generate positive absolute returns and to exceed the returns of the major indices over the course of an economic cycle. To protect and grow your capital, we continue to seek out compelling long-term investment opportunities in companies that have defensible business franchises, are out of favor or misunderstood, and trade at a substantial discount to intrinsic value.

Sincerely,

James Hunt

Portfolio Manager

Semi-Annual Report	11

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Net Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	9.89%	6.68%	8.59%	5.60%
MSCI EAFE Net Index	14.51%	4.94%	5.90%	2.43%
Standard & Poor’s 500 Total Return Stock Index	13.27%	10.57%	12.96%	9.02%

12	April 30, 2018

The Tocqueville Gold Fund

Dear Fellow Shareholder,

Over the past half-year, precious metals markets have been affected by geopolitical developments, increasing market volatility, trade war rhetoric and rising commodity prices. Valuations of U.S. financial assets remain at historically high levels, while the U.S. fiscal position steadily worsens. Trillion-dollar budget deficits now appear to becoming commonplace, an unsustainable situation in our opinion. The gold price rose 3.8% during the period—November 2017 through April 2018; while the Philadelphia Stock Exchange Gold and Silver Index was basically flat and the Tocqueville Gold Fund was down 2.2%.

In our quarterly letters, we have discussed the investment thesis for precious metal exposure. The main idea is that consumer-based economies, with growth insufficient to cover the massive credit expansion that fuels those economies, will ultimately end up with debased currencies. Though markets are often thought to be forward looking, market participants living in the day are reluctant to recognize the diminished valuations that will result. When obligations overwhelm asset values on the other side of the ledger, the long-term impact to the real economy is the loss of values on which those economies were built. We expect the precious metals complex to weather the storm as an alternative to destroyed value and as a standard that endures, as it has throughout millennia.

The Fund invests in gold bullion and precious metal mining companies that create value in ways that are not dependent on rising gold and silver prices. It may be through exploration and discovery or mine development and production enhancement. Corporate strategies such as mergers and acquisitions or joint ventures can also enhance value. We are constantly monitoring activities and developments in the precious metals sector for underappreciated value creation opportunities in which to invest.

The largest single position in the Fund is the 119,680 ounces of gold bullion that makes up about 15% of the Fund’s assets. That gold is stored outside the financial system in a secure vault that is monitored and audited on a regular basis. The direct ownership and exposure to physical gold reduced the volatility of the Fund during the period. It acts as ballast in a stormy sea and did just that as market volatility reappeared in early 2018.

Exposure to various stages of resource development and mining activity allows the Fund to diversify risk but also capture different elements of value enhancement. Approximately 70% of the Fund’s assets are mining equities focused on gold discovery or production, while approximately 15% of the Fund is exposed to silver mining stocks. Silver has many industrial applications; however, it is also considered a monetary metal similar to gold and often occurs with gold in multi-metallic orebodies, enhancing the value of those metal deposits.

The precious metal mining stocks that contributed the most during the period included Corvus Gold Inc., Evolution Mining Ltd., Northern Star Resources Ltd.,

Semi-Annual Report	13

Semafo Inc., B2Gold Corporation and Aurico Metals Inc. Corvus Gold Inc. is currently discovering gold on its Nevada property and has yet to determine the extent of gold mineralization from its drilling campaign. Evolution Mining Ltd. and Northern Star Resources Ltd. are two Australian based companies that are benefiting from well-executed acquisition strategies and improved operating costs due to a weaker Australian dollar in recent months. Semafo Inc. will be adding gold production from the mine it is building; while B2Gold Corporation is ramping up production ahead of market expectations from a new mine it completed during the period. Aurico Metals Inc. was acquired in a friendly acquisition at a premium to its average market price.

Franco-Nevada Corporation, Osisko Gold Royalties Ltd., Ivanhoe Mines Ltd., Detour Gold Corporation, and Torex Gold Resources Inc. declined during the period. Franco-Nevada Corporation and Osisko Gold Royalties Ltd. corrected from much stronger performance during 2017. Ivanhoe Mines Ltd. corrected from the market’s concern surrounding resource nationalism. Detour Gold Corporation changed its mine plan which delayed some mining activity and reduced gold production this year, while Torex Gold Resources Inc. faced a labor disruption which is now resolved.

During the period, the Fund established new positions in Cia de Minas Buenaventura, Yamana Gold Inc. and Gold Standard Ventures Corp. Buenaventura is growing cash flow from its current and new operating mines, while Yamana Gold Inc. is improving on its financial condition. Gold Standard Ventures Corp. has been developing gold deposits on its Nevada properties, which are likely to be attractive to a major mining company looking for U.S. based gold resources. Several positions were eliminated because they were either fully valued or presented limited value creation opportunities, such as Almadex Minerals and Independence Group.

For the moment, precious metals and related mining stocks remain in a holding pattern, as the gains of the past two years consolidate. For the remainder of 2018, we expect inflationary pressures to build, real interest rates to remain low and market volatility to intensify. Investor interest in precious metals and mining stocks should awaken as these macroeconomic fundamentals become more apparent. We believe investors should increase exposure to precious metals and related mining stocks in order to take advantage of, what we see as, momentary quiet period ahead of the coming storm.

Sincerely,

John C. Hathaway	Douglas B. Groh	Ryan McIntyre
Portfolio Manager	Portfolio Manager	Portfolio Manager

14	April 30, 2018

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2009, 2010, and 2016 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-4.42%	2.46%	-4.43%	-2.02%
Philadelphia Stock Exchange Gold and Silver Index	-1.73%	4.37%	-4.79%	-6.13%
Standard & Poor’s 500 Total Return Stock Index	13.27%	10.57%	12.96%	9.02%

Semi-Annual Report	15

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2018, the Fund’s net asset value decreased 3.88% versus an increase of 3.27% for the Russell 2000® Index (“Russell 2000”) and an increase of 3.82% for the Standard & Poor’s 500® Total Return Stock Index (“S&P 500”), each on a total return basis. Owing to the smaller average market capitalization of companies in the Russell 2000, we view it as the more appropriately comparative index to the Fund. The Fund’s net asset value as of April 30, 2018 was $21.72 per share. The net asset value amounted to $292,543,953 of which 73.5% was invested in equities, and the balance in cash and equivalents.

From November 2017 through January 2018, U.S small cap stocks, and equity markets overall, continued their upward trajectory, aided by continued solid domestic economic data and low market volatility. Despite a modest decline in December 2017 caused by worries that tax reform would not come to pass and year-end tax loss selling, the three-month period was strong, with stocks rallying in November 2017 and January 2018 on favorable corporate earnings results, solid labor market data and an improved outlook for prospects of continued U.S. economic growth. The Russell 2000 posted a 5.14% increase for that three-month period, while the S&P 500 advanced in excess of 10%. Volatility then came roaring back beginning in February 2018. Investors seemed to suddenly focus on the threat of a tax cut fueled economy overheating and the possibility of spiking inflation and interest rates. For the first time in quite a while, the market was also unwilling to ignore the tumultuous political environment. President Trump prompted worries over a possible trade war with China and raised concerns over his agenda with respect to a possible meeting with North Korea’s Kim Jong-un, while record staff turnover in the White House further unsettled investors. From February 2018 through April 2018, the Russell 2000 declined 1.79%, while the S&P 500 dropped 5.77%.

Directionally, the Fund’s performance mirrored that of the market, with the Fund generating a positive return in the first half of the period, and an offsetting decline in the second half. A number of the holdings experienced operational challenges, albeit largely temporary in nature in our opinion, and associated outsized declines. Relative performance was also negatively impacted by the value bias in the portfolio. Value stocks underperformed growth stocks during the six-month period, as evidenced by the dichotomy in returns for the value constituents of the Russell 2000 versus the growth subset. The former managed to eke out a 0.95% gain for the period, while the latter generated a 5.46% increase. The Fund’s cash reserves also cost the Fund nearly 100 basis points of relative performance.

For the entire six-month period, top contributors included G-III Apparel Group, Ltd., Korn Ferry, Eastman Chemical Company, and Team Inc. G-III benefited from solid earnings results and indications of progress in both the repositioning of the DKNY

16	April 30, 2018

brand and the restructuring of their two owned retail concepts. Korn Ferry met earnings expectations and gained from the more optimistic outlook for growth under the Trump Administration. Eastman initially experienced declines following their in-line but unexciting fourth quarter earnings report, but finished the period with a boost following an upbeat investor day meeting in early February. Team shareholders gained primarily from two developments during the period, first, the hiring of a permanent CEO, who hinted at the likelihood of additional cost savings and then, an agreement with their lenders on covenant relief.

In contrast, Horizon Global Corporation, U.S. Concrete Inc. and Diebold Nixdorf were the largest detractors from the Fund’s performance. Horizon reported a substantial earnings miss, and that, coupled with investor’s queasiness over an impending acquisition and related balance sheet implications drove a major selloff in the shares. U.S. Concrete shares came under significant selling pressure as wet weather conditions plagued New York and Dallas, the President’s infrastructure plan stalled, and worries over a peak in the construction cycle in New York resurfaced. Diebold shares were impacted by the unexpected departure of both the CEO in December 2017, followed by the COO in March of this year. Diebold shares also reacted poorly to continued weakness in the ATM hardware segment of their business and lowered core earnings expectations for calendar 2018.

We added a number of new positions to the portfolio during the six-month period, the largest of which included Apogee Enterprises Inc, Commercial Metals Company, Cooper Tire & Rubber Co., and Newell Brands Inc. In contrast, the largest portfolio deletions included Acacia Communications Inc, G-III Apparel Group, Ltd., Invacare Corp., KBR Inc., and Schnitzer Steel Industries.

Sincerely,

J. Dennis Delafield Portfolio Manager	Vincent Sellecchia Portfolio Manager

Joshua Kaufthal Portfolio Manager	James Maxwell Portfolio Manager

Semi-Annual Report	17

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	-0.09%	1.01%	3.82%	5.96%
Russell 2000 Total Return Index	11.54%	9.64%	11.74%	9.49%
Standard & Poor’s 500 Total Return Stock Index	13.27%	10.57%	12.96%	9.02%

18	April 30, 2018

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2018, the Fund’s net asset value decreased 2.10% versus increases of 3.63% for the Russell 2500® Index (“Russell 2500”) and 3.27% for the Russell 2000® Index (“Russell 2000”), each on a total return basis. The net asset value as of April 30, 2018 was $11.40 per share. The net asset value amounted to $41,475,574 of which 96.9% was invested in equities, and the balance in cash and equivalents.

During the first half of the period, small cap stocks, and equity markets overall, continued their upward trajectory, aided by continued solid domestic economic data and low market volatility. Stocks rallied strongly in November 2017 and January 2018 on favorable corporate earnings results, solid labor market data and an improving outlook for economic growth. Solid market performance during both months was more than enough to offset a temporary blip in December 2017, when equity markets wavered over worries that tax reform would not come to pass. The Russell 2500 posted a 6.79% increase for that three-month period, while the Russell 2000 advanced in excess of 5%. Volatility returned to the market in February 2018. Investors seemed to suddenly focus on the threat of a tax cut fueled economy overheating and the possibility of spiking inflation and interest rates. For the first time in quite a while, the market was also unwilling to ignore the tumultuous political environment. President Trump prompted worries over a possible trade war with China and raised concerns over his agenda with respect to a possible meeting with North Korea’s Kim Jong-un, while record staff turnover in the White House further unsettled investors. From February 2018 through April 2018, the Russell 2500 declined 2.96%, while the Russell 2000 dropped 1.79%.

Directionally, the Fund’s performance mirrored that of the market. The Fund generated a positive return in the first half of the period, and an offsetting decline in the second half. A couple of the holdings experienced operational challenges, and owing to the concentrated nature of the Fund, the associated price declines had an outsized impact on the total return. Relative performance was also negatively impacted by the value bias in the portfolio.

For the entire six-month period, top contributors included Team Inc., EPAM Systems Inc., and G-III Apparel Group. Team shareholders gained primarily from two developments during the period, first, the hiring of a permanent CEO who hinted at the likelihood of additional cost savings and then, an agreement with their lenders on covenant relief. EPAM reported consecutive quarters of better than expected earnings and also issued encouraging 2018 guidance which highlighted its strong growth profile. G-III benefited from solid earnings results and indications of progress in both the repositioning of the DKNY brand and the restructuring of their two owned retail concepts. In contrast, Horizon Global Corporation and Real Industry Inc. were the largest detractors from the

Semi-Annual Report	19

Fund’s performance. Horizon reported a substantial earnings miss, and that, coupled with investors’ queasiness over an impending acquisition and related balance sheet implications, drove a major selloff in the shares. Real Industry’s financial woes scared off suppliers, and we sold out of the position, but only after sustaining a substantial loss on the investment.

We added several new positions to the portfolio during the six-month period, the largest of which included TTM Technologies Inc., Tile Shop Holdings Inc, and Fabrinet. In contrast, the largest portfolio deletions included Dover Corporation, Carlisle Companies Inc, and Ralph Lauren Corporation.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Joshua Kaufthal
Portfolio Manager	Portfolio Manager	Portfolio Manager

Donald Wang	James Maxwell
Portfolio Manager	Portfolio Manager

20	April 30, 2018

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/08. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russell 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2018

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	-3.96%	-2.40%	4.15%	6.76%
Russell 2500 Total Return Index	11.72%	8.88%	11.53%	9.73%
Russell 2000 Total Return Index	11.54%	9.64%	11.74%	9.49%

Semi-Annual Report	21

Expense Example—April 30, 2018 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2017-April 30, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	April 30, 2018

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$1,009.80	$6.23
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Opportunity Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$1,067.20	$6.51
Hypothetical (5% return before expenses)	1,000.00	1,018.50	6.36

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.27% for The Tocqueville Opportunity Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville International Value Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$1,002.60	$6.21
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville International Value Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$977.80	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,017.85	7.00

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.40% for The Tocqueville Gold Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	23

The Delafield Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$961.20	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Delafield Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Select Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period* November 1, 2017 - April 30, 2018
Actual	$1,000.00	$979.00	$6.13
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville Select Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

24	April 30, 2018

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$38.60		$33.72		$32.91		$34.18	$30.67	$24.11

Operations:
Net investment income (1)	0.14		0.37		0.42		0.37	0.28	0.40
Net realized and unrealized gain (loss)	0.30		6.40		1.07		(0.19)	3.78	6.51

Total from investment operations *	0.44		6.77		1.49		0.18	4.06	6.91

Distributions to shareholders:
Dividends from net investment income	(0.33)		(0.39)		(0.35)		(0.25)	(0.30)	(0.35)
Distributions from net realized gains	(3.23)		(1.50)		(0.33)		(1.20)	(0.25)	—

Total distributions	(3.56)		(1.89)		(0.68)		(1.45)	(0.55)	(0.35)

Change in net asset value for the period	(3.12)		4.88		0.81		(1.27)	3.51	6.56

Net asset value, end of period	$35.48		$38.60		$33.72		$32.91	$34.18	$30.67

* Includes redemption fees per share of	N/A		N/A		N/A		0.00 (2)	0.00 (2)	0.00	(2)
Total Return	1.0	%(4)	20.9%		4.6%		0.5%	13.4%	29.0%
Ratios/supplemental data
Net assets, end of period (000)	$284,913		$293,637		$283,126		$309,267	$380,561	$348,269
Ratio to average net assets:
Expenses before waiver/reimbursement	1.25	%(5)	1.27%		1.27%		1.29%	1.25%	1.28%
Expenses after waiver/reimbursement	1.25	%(5)	1.26	%(3)	1.24	%(3)	1.25%	1.24%	1.26	%(3)
Net investment income before waiver/reimbursement	0.72	%(5)	0.97%		1.18%		0.91%	0.84%	1.33%
Net investment income after waiver/reimbursement	0.72	%(5)	0.98%		1.21%		0.95%	0.85%	1.35%
Portfolio turnover rate	8	%(4)	10%		12%		15%	19%	16%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	25

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.12		$19.14		$21.41	$22.78	$21.29	$15.76

Operations:
Net investment loss (1)	(0.13)		(0.37)		(0.29)	(0.15)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	1.83		7.35		(1.98)	1.98	2.80	5.66

Total from investment operations *	1.70		6.98		(2.27)	1.83	2.58	5.53

Distributions to shareholders:
Dividends from net investment income	—		—		—	—	—	—
Distributions from net realized gains	(0.86)		—		—	(3.20)	(1.09)	—

Total distributions	(0.86)		—		—	(3.20)	(1.09)	—

Change in net asset value for the period	0.84		6.98		(2.27)	(1.37)	1.49	5.53

Net asset value, end of period	$26.96		$26.12		$19.14	$21.41	$22.78	$21.29

* Includes redemption fees per share of	N/A		N/A		N/A	0.00 (2)	0.00 (2)	0.00 (2)
Total Return	6.7	%(5)	36.5%		(10.6)%	9.1%	12.6%	35.1%
Ratios/supplemental data
Net assets, end of period (000)	$82,787		$77,773		$92,958	$153,456	$80,324	$80,609
Ratio to average net assets:
Expenses before waiver/reimbursement	1.33	%(6)	1.38%		1.38%	1.31%	1.30%	1.30%
Expenses after waiver/reimbursement	1.27	%(3)(6)	1.30	%(3)(4)	1.38%	1.31%	1.30%	1.30%
Net investment income before waiver/reimbursement	(1.11	)%(6)	(1.05)%		(0.94)%	(0.95)%	(0.90)%	(0.64)%
Net investment income after waiver/reimbursement	(1.05	)%(6)	(0.97	)%(4)	(0.94)%	(0.95)%	(0.90)%	(0.64)%
Portfolio turnover rate	72	%(5)	133%		108%	101%	92%	100%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes interest expense of 0.02% for the six months ended April 30, 2018 and 0.05% for the year ended October 31, 2017. Interest expense is not included in the Fund’s operating expense cap.
(4)	Expense waiver of 1.25% was implemented on November 1, 2016.
(5)	Not Annualized.
(6)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	April 30, 2018

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.58		$14.44	$14.59	$14.48	$14.71	$11.68

Operations:
Net investment income (1)	0.09		0.14	0.14	0.15	0.15	0.24
Net realized and unrealized gain (loss)	(0.04)		3.23	0.14	0.80	(0.15)	2.97

Total from investment operations *	0.05		3.37	0.28	0.95	—	3.21

Distributions to shareholders:
Dividends from net investment income	(0.17)		(0.15)	(0.25)	(0.32)	(0.23)	(0.18)
Distributions from net realized gains	(0.06)		(0.08)	(0.18)	(0.52)	—	—

Total distributions	(0.23)		(0.23)	(0.43)	(0.84)	(0.23)	(0.18)

Change in net asset value for the period	(0.18)		3.14	(0.15)	0.11	(0.23)	3.03

Net asset value, end of period	$17.40		$17.58	$14.44	$14.59	$14.48	$14.71

* Includes redemption fees per share of	N/A		N/A	N/A	0.00 (2)	0.00 (2)	0.00	(2)
Total Return	0.3	%(4)	23.7%	2.0%	7.2%	(0.0)%	27.8%
Ratios/supplemental data
Net assets, end of period (000)	$1,329,479		$1,120,994	$525,808	$333,762	$237,051	$262,981
Ratio to average net assets:
Expenses before waiver/reimbursement	1.45	%(5)	1.53%	1.58%	1.57%	1.54%	1.55%
Expenses after waiver/reimbursement	1.25	%(5)	1.25%	1.25%	1.25%	1.25%	1.30	%(3)
Net investment income before waiver/reimbursement	0.83	%(5)	0.73%	0.90%	0.71%	0.62%	1.55%
Net investment income after waiver/reimbursement	1.03	%(5)	1.01%	1.23%	1.03%	0.91%	1.80	%(3)
Portfolio turnover rate	8	%(4)	22%	26%	42%	31%	37%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on January 1, 2013.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$35.64		$39.32	$26.04	$30.38	$38.01	$72.82

Operations:
Net investment loss (1)	(0.21)		(0.39)	(0.33)	(0.27)	(0.08)	(0.26)
Net realized and unrealized gain (loss)	(0.58)		(3.29)	13.61	(4.07)	(7.55)	(32.93)

Total from investment operations *	(0.79)		(3.68)	13.28	(4.34)	(7.63)	(33.19)

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	—	—	—	(1.62)

Total distributions	—		—	—	—	—	(1.62)

Change in net asset value for the period	(0.79)		(3.68)	13.28	(4.34)	(7.63)	(34.81)

Net asset value, end of period	$34.85		$35.64	$39.32	$26.04	$30.38	$38.01

* Includes redemption fees per share of	0.00	(2)	0.01	0.01	0.01	0.02	0.02
Total Return	(2.2	)%(3)	(9.4)%	51.0%	(14.3)%	(20.1)%	(46.4)%
Ratios/supplemental data
Net assets, end of period (000)	$1,045,979		$1,153,287	$1,365,282	$947,367	$1,138,557	$1,215,081
Ratio to average net assets:
Expense	1.40	%(4)	1.38%	1.39%	1.43%	1.36%	1.34%
Net investment loss	(0.81	)%(4)	(0.95)%	(0.91)%	(0.84)%	(0.78)%	(0.41)%
Portfolio turnover rate	8	%(3)	14%	15%	11%	10%	14%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

28	April 30, 2018

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.40		$26.47		$28.64	$36.40	$37.13	$29.79

Operations:
Net investment loss (1)	(0.08)		(0.15)		(0.15)	(0.14)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	(0.81)		4.91		0.78	(3.99)	0.70	9.19

Total from investment operations *	(0.89)		4.76		0.63	(4.13)	0.60	9.14

Distributions to shareholders:
Dividends from net investment income	—		—		—	—	—	—
Distributions from net realized gains	(3.79)		(4.83)		(2.80)	(3.63)	(1.33)	(1.80)

Total distributions	(3.79)		(4.83)		(2.80)	(3.63)	(1.33)	(1.80)

Change in net asset value for the period	(4.68)		(0.07)		(2.17)	(7.76)	(0.73)	7.34

Net asset value, end of period	$21.72		$26.40		$26.47	$28.64	$36.40	$37.13

* Includes redemption fees per share of	N/A		N/A		N/A	0.00 (2)	0.00 (2)	0.00 (2)
Total Return	(3.9	)%(4)	19.0%		3.3%	(12.3)%	1.6%	32.1%
Ratios/supplemental data
Net assets, end of period (000)	$292,544		$373,353		$400,827	$674,525	$1,475,139	$1,759,341
Ratio to average net assets:
Expenses before waiver/reimbursement	1.33	%(5)	1.31%		1.29%	1.25%	1.21%	1.21%
Expenses after waiver/reimbursement	1.25	%(5)	1.25	%(3)	1.29%	1.25%	1.21%	1.21%
Net investment income before waiver/reimbursement	(0.68	)%(5)	(0.55)%		(0.33)%	(0.15)%	(0.24)%	(0.15)%
Net investment income after waiver/reimbursement	(0.60	)%(5)	(0.49	)%(3)	(0.33)%	(0.15)%	(0.24)%	(0.15)%
Portfolio turnover rate	18	%(4)	36%		39%	19%	34%	34%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	29

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2018		Years Ended October 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.87		$11.43		$12.08	$14.90	$15.57	$11.35

Operations:
Net investment loss (1)	(0.03)		(0.06)		(0.07)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.22)		1.12		(0.18)	(1.00)	0.94	4.79

Total from investment operations *	(0.25)		1.06		(0.25)	(1.08)	0.87	4.73

Distributions to shareholders:
Dividends from net investment income	—		—		—	—	—	—
Distributions from net realized gains	(0.22)		(0.62)		(0.40)	(1.74)	(1.54)	(0.51)

Total distributions	(0.22)		(0.62)		(0.40)	(1.74)	(1.54)	(0.51)

Change in net asset value for the period	(0.47)		0.44		(0.65)	(2.82)	(0.67)	4.22

Net asset value, end of period	$11.40		$11.87		$11.43	$12.08	$14.90	$15.57

* Includes redemption fees per share of	N/A		N/A		N/A	0.00 (2)	0.00 (2)	0.00 (2)
Total Return	(2.1	)%(4)	8.9%		(1.9)%	(8.0)%	6.1%	43.2%
Ratios/supplemental data
Net assets, end of period (000)	$41,476		$49,453		$63,812	$81,813	$108,060	$99,888
Ratio to average net assets:
Expenses before waiver/reimbursement	1.38	%(5)	1.37%		1.37%	1.36%	1.32%	1.34%
Expenses after waiver/reimbursement	1.25	%(5)	1.25	%(3)	1.37%	1.36%	1.32%	1.34%
Net investment income before waiver/reimbursement	(0.54	)%(5)	(0.47)%		(0.45)%	(0.52)%	(0.50)%	(0.39)%
Net investment income after waiver/reimbursement	(0.41	)%(5)	(0.35	)%(3)	(0.45)%	(0.52)%	(0.50)%	(0.39)%
Portfolio turnover rate	11	% (4)	24%		32%	43%	32%	28%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

30	April 30, 2018

The Tocqueville Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—94.8%	Shares	Value
Automobiles & Components—1.4%
Ford Motor Co.	350,000	$3,934,000
Banks—1.9%
Bank of America Corp.	100,000	2,992,000
Wells Fargo & Co.	45,000	2,338,200
		5,330,200
Capital Goods—9.3%
Arconic, Inc.	175,000	3,116,750
Caterpillar, Inc.	25,000	3,609,000
General Electric Co.	400,000	5,628,000
Illinois Tool Works, Inc.	40,000	5,680,800
The Boeing Co.	25,000	8,339,000
		26,373,550
Commercial & Professional Services—0.9%
Steelcase, Inc.—Class A	200,000	2,650,000
Consumer Services—3.4%
Las Vegas Sands Corp.	40,000	2,933,200
McDonald’s Corp.	40,000	6,697,600
		9,630,800
Diversified Financials—3.0%
Synchrony Financial	50,000	1,658,500
The Bank of New York Mellon Corp.	125,000	6,813,750
		8,472,250
Energy—7.6%
Baker Hughes a GE Co.	100,000	3,611,000
Exxon Mobil Corp.	100,000	7,775,000
Noble Energy, Inc.	100,000	3,383,000
Schlumberger Ltd.(a)	100,000	6,856,000
		21,625,000
Food & Staples Retailing—3.1%
Walmart, Inc.	100,000	8,846,000
Food, Beverage & Tobacco—3.3%
Campbell Soup Co.	75,000	3,058,500
The Coca-Cola Co.	150,000	6,481,500
		9,540,000
Health Care Equipment & Services—1.0%
Abbott Laboratories	50,000	2,906,500
Household & Personal Products—4.8%
Colgate-Palmolive Co.	100,000	6,523,000
The Procter & Gamble Co.	100,000	$7,234,000
		13,757,000
Insurance—2.9%
Aflac, Inc.	100,000	4,557,000
Brighthouse Financial, Inc.(b)	25,000	1,269,500
MetLife, Inc.	50,000	2,383,500
		8,210,000
Materials—6.2%
BHP Billiton Ltd.—ADR(a)	50,000	2,337,500
DowDuPont, Inc.	125,000	7,905,000
Nutrien Ltd.(a)	40,000	1,821,200
Sonoco Products Co.	75,000	3,852,000
U.S. Concrete, Inc.(b)	30,000	1,753,500
		17,669,200
Media—1.4%
The Walt Disney Co.	40,000	4,013,200
Pharmaceuticals, Biotechnology & Life Sciences—10.3%
Biogen, Inc.(b)	10,000	2,736,000
Ionis Pharmaceuticals, Inc.(b)	75,000	3,227,250
Johnson & Johnson	70,000	8,854,300
Merck & Co., Inc.	125,000	7,358,750
Pfizer, Inc.	200,000	7,322,000
		29,498,300
Retailing—4.1%
Amazon.com, Inc.(b)	6,500	10,179,845
JD.com, Inc.—ADR(a)(b)	20,000	730,200
Overstock.com, Inc.(b)	20,000	762,000
		11,672,045
Semiconductors & Semiconductor Equipment—6.7%
Applied Materials, Inc.	175,000	8,692,250
Intel Corp.	150,000	7,743,000
QUALCOMM, Inc.	50,000	2,550,500
		18,985,750
Software & Services—11.2%
Alphabet, Inc.—Class A(b)	7,000	7,130,060
Automatic Data Processing, Inc.	75,000	8,856,000
Facebook, Inc.—Class A(b)	37,500	6,450,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	31

The Tocqueville Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—94.8%	Shares	Value
Microsoft Corp.	100,000	$9,352,000
		31,788,060
Technology Hardware & Equipment—3.5%
Apple, Inc.	50,000	8,263,000
Bio-key International, Inc.(b)(c)(d) (Originally acquired 09/16/05, Cost $0)	1,963	—
Coherent, Inc.(b)	10,000	1,682,200
		9,945,200
Telecommunication Services—1.7%
Verizon Communications, Inc.	100,000	4,935,000
Transportation—2.4%
Delta Air Lines, Inc.	100,000	5,222,000
Kansas City Southern	15,000	1,599,450
		6,821,450
Utilities—4.7%
NextEra Energy, Inc.	75,000	12,293,250
PG&E Corp.	25,000	1,152,500
		13,445,750
Total Common Stocks (Cost $148,908,980)		270,049,255
Preferred Stock—0.0%
Health Care Equipment & Supplies—0.0%
Zymequest, Inc.(b)(c)(d) (Originally acquired 10/13/16, Cost $0)	400,000	1,600
Total Preferred Stock (Cost $0)		1,600
Real Estate Investment Trust (REIT)—2.6%
Real Estate—2.6%
Weyerhaeuser Co.	200,000	7,356,000
Total Real Estate Investment Trust (Cost $3,645,642)		7,356,000
Exchange-Traded Fund (ETF)—1.2%
Metals and Mining—1.2%
SPDR S&P Metals & Mining ETF	100,000	3,497,000
Total Exchange-Traded Fund (Cost $1,495,845)		3,497,000
Banks—0.4%
Federal National Mortgage Association, 8.250%(e)(f)	200,000	$1,280,000
Total Government Security (Cost $1,353,060)		1,280,000
Short-Term Investment—0.8%
Money Market Fund—0.8%
STIT-Treasury Portfolio—Institutional Class, 1.600%(g)	2,174,266	2,174,266
Total Short-Term Investment (Cost $2,174,266)		2,174,266
Total Investments (Cost $157,577,793)—99.8%		284,358,121
Other Assets in Excess of Liabilities—0.2%		554,409
Total Net Assets—100.0%		$284,912,530

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 0.8%; Canada 0.6%; Cayman Islands 0.3%; Curacao 2.4%.
(b)	Non-income producing security.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of April 30, 2018 was $1,600 which represented 0.0% of net assets.
(d)	Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of April 30, 2018 was $1,600 which represented 0.0% of net assets.
(e)	Variable rate security. The rate shown is as of 4/30/2018.
(f)	Callable Security.
(g)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	April 30, 2018

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—99.5%	Shares	Value
Automobiles & Components—0.0%
Delphi Technologies PLC(a)	166	$8,036
Banks—0.0%
LendingTree, Inc.(b)	100	23,840
Capital Goods—5.5%
Beacon Roofing Supply, Inc.(b)	3,500	171,325
Builders FirstSource, Inc.(b)	7,500	136,725
Donaldson Co., Inc.	500	22,130
Esterline Technologies Corp.(b)	500	35,925
Fortune Brands Home & Security, Inc.	500	27,345
Granite Construction, Inc.	1,500	78,570
HD Supply Holdings, Inc.(b)	500	19,355
HEICO Corp.	1,875	164,719
Hexcel Corp.	3,600	239,292
Hubbell, Inc.	500	51,930
Huntington Ingalls Industries, Inc.	800	194,568
IDEX Corp.	2,500	334,150
Lennox International, Inc.	2,500	483,425
Lincoln Electric Holdings, Inc.	2,000	165,740
Masco Corp.	1,000	37,870
Masonite International Corp.(a)(b)	500	30,350
MasTec, Inc.(b)	1,000	44,000
Nordson Corp.	2,500	321,500
Owens Corning	1,000	65,490
PGT Innovations, Inc.(b)	500	8,725
RBC Bearings, Inc.(b)	1,000	116,380
Rockwell Automation, Inc.	500	82,265
SiteOne Landscape Supply, Inc.(b)	3,000	205,500
Spirit AeroSystems Holdings, Inc.—Class A	500	40,185
Terex Corp.	4,500	164,340
TransDigm Group, Inc.	100	32,057
Trex Co., Inc.(b)	1,000	103,880
United Rentals, Inc.(b)	3,500	525,000
Universal Forest Products, Inc.	3,000	95,640
WABCO Holdings, Inc.(b)	500	64,495
Watsco, Inc.	2,500	418,550
Welbilt, Inc.(b)	1,500	28,740
Woodward, Inc.	1,000	71,940
		4,582,106
Commercial & Professional Services—1.5%
Copart, Inc.(b)	5,400	$275,832
Costar Group, Inc.(b)	1,000	366,660
Robert Half International, Inc.	1,000	60,750
TransUnion(b)	8,500	551,735
		1,254,977
Consumer Durables & Apparel—0.4%
Cavco Industries, Inc.(b)	500	85,175
Leggett & Platt, Inc.	3,000	121,650
Mohawk Industries, Inc.(b)	500	104,940
		311,765
Consumer Services—0.2%
Domino’s Pizza, Inc.	500	120,865
Restaurant Brands International LP(b)	37	1,895
		122,760
Diversified Financials—1.3%
CME Group, Inc.	200	31,536
FactSet Research Systems, Inc.	400	75,644
MarketAxess Holdings, Inc.	200	39,726
MSCI, Inc.	1,500	224,745
S&P Global, Inc.	3,500	660,100
SEI Investments Co.	500	31,615
		1,063,366
Health Care Equipment & Services—2.2%
ABIOMED, Inc.(b)	500	150,475
Align Technology, Inc.(b)	800	199,880
Glaukos Corp.(b)	500	16,840
IDEXX Laboratories, Inc.(b)	900	175,041
Intuitive Surgical, Inc.(b)	500	220,390
iRhythm Technologies, Inc.(b)	3,500	203,525
K2M Group Holdings, Inc.(b)	500	9,550
Medidata Solutions, Inc.(b)	3,500	249,760
Pulse Biosciences, Inc.(b)	1,000	17,590
Teleflex, Inc.	1,000	267,880
Veeva Systems, Inc.—Class A(b)	4,000	280,520
		1,791,451
Materials—1.3%
Berry Global Group, Inc.(b)	1,500	82,500
The Chemours Co.	6,000	290,460
Eagle Materials, Inc.	500	49,480
Martin Marietta Materials, Inc.	1,000	194,770
Packaging Corp. of America	1,500	173,535

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	33

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—99.5%	Shares	Value
The Sherwin-Williams Co.	100	$36,766
Vulcan Materials Co.	1,500	167,535
Worthington Industries, Inc.	1,500	66,795
		1,061,841
Pharmaceuticals, Biotechnology & Life Sciences—26.0%
Abeona Therapeutics, Inc.(b)	7,500	130,875
Aclaris Therapeutics, Inc.(b)	500	8,875
Adaptimmune Therapeutics PLC—ADR(a)(b)	18,000	228,780
Aerie Pharmaceuticals, Inc.(b)	7,000	358,400
Alkermes PLC(a)(b)	500	22,135
Alnylam Pharmaceuticals, Inc.(b)	10,000	945,300
Array BioPharma, Inc.(b)	15,500	210,180
Atara Biotherapeutics, Inc.(b)	6,500	262,275
Audentes Therapeutics, Inc.(b)	7,500	280,200
BeiGene Ltd.—ADR(a)(b)	1,500	254,370
Bellicum Pharmaceuticals, Inc.(b)	1,000	6,690
BioMarin Pharmaceutical, Inc.(b)	1,000	83,510
Bluebird Bio, Inc.(b)	18,500	3,147,775
Blueprint Medicines Corp.(b)	1,500	115,080
Cellectis SA—ADR(a)(b)	500	14,350
Clovis Oncology, Inc.(b)	9,000	390,420
CRISPR Therapeutics AG(a)(b)	13,000	609,180
Dermira, Inc.(b)	500	4,555
Editas Medicine, Inc.(b)	11,000	345,400
Esperion Therapeutics, Inc.(b)	1,500	105,015
Five Prime Therapeutics, Inc.(b)	3,000	50,250
Forward Pharma A/S—ADR(a)	1,000	1,960
Genfit(a)(b)	500	14,189
Genmab A/S(a)(b)	2,500	507,318
Global Blood Therapeutics, Inc.(b)	8,000	353,200
Immunomedics, Inc.(b)	24,000	437,040
Incyte Corp.(b)	1,000	61,940
Inovio Pharmaceuticals, Inc.(b)	1,000	4,390
Intellia Therapeutics, Inc.(b)	13,500	270,270
Intra-Cellular Therapies, Inc.(b)	3,500	60,970
Iovance Biotherapeutics, Inc.(b)	16,500	239,250
Jounce Therapeutics, Inc.(b)	25,000	514,750
La Jolla Pharmaceutical Co.(b)	4,000	116,080
Loxo Oncology, Inc.(b)	4,000	$503,640
Madrigal Pharmaceuticals, Inc.(b)	3,000	339,480
Nektar Therapeutics(b)	10,500	878,430
Neurocrine Biosciences, Inc.(b)	4,500	364,860
Portola Pharmaceuticals, Inc.(b)	3,500	126,455
REGENXBIO, Inc.(b)	8,500	317,475
Sage Therapeutics, Inc.(b)	25,000	3,598,000
Sangamo Therapeutics, Inc.(b)	21,000	331,800
Sarepta Therapeutics, Inc.(b)	21,000	1,603,560
Seattle Genetics, Inc.(b)	2,500	127,975
Spark Therapeutics, Inc.(b)	23,500	1,793,520
TESARO, Inc.(b)	11,000	560,010
Ultragenyx Pharmaceutical, Inc.(b)	500	25,420
Vertex Pharmaceuticals, Inc.(b)	2,500	382,900
Voyager Therapeutics, Inc.(b)	20,000	363,200
Xencor, Inc.(b)	1,500	43,485
		21,515,182
Retailing—4.3%
Booking Holdings, Inc.(b)	800	1,742,400
Netflix, Inc.(b)	5,000	1,562,300
Pool Corp.	2,000	277,620
		3,582,320
Semiconductors & Semiconductor Equipment—12.4%
ams AG(a)	16,500	1,371,615
ASML Holding NV(a)	2,200	414,590
Impinj, Inc.(b)	1,000	12,290
Integrated Device Technology, Inc.(b)	10,000	278,300
MACOM Technology Solutions Holdings, Inc.(b)	500	8,310
Marvell Technology Group Ltd.(a)	22,500	451,350
MKS Instruments, Inc.	3,000	307,200
NVIDIA Corp.	23,500	5,285,150
NXP Semiconductors NV(a)(b)	2,000	209,800
Silicon Laboratories, Inc.(b)	2,000	185,800
Texas Instruments, Inc.	7,500	760,725
Universal Display Corp.	5,500	484,275
Xilinx, Inc.	7,500	481,800
		10,251,205

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	April 30, 2018

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—99.5%	Shares	Value
Software & Services—41.2%
Activision Blizzard, Inc.	1,000	$66,350
Adobe Systems, Inc.(b)	5,500	1,218,800
Alliance Data Systems Corp.	200	40,610
Alphabet, Inc.—Class C(b)	600	610,398
ANSYS, Inc.(b)	1,000	161,660
Appian Corp.(b)	10,000	271,100
Apptio, Inc.—Class A(b)	7,000	206,570
Aspen Technology, Inc.(b)	3,000	263,250
Atlassian Corp PLC—Class A(a)(b)	7,000	391,860
Autodesk, Inc.(b)	2,500	314,750
Broadridge Financial Solutions, Inc.	3,000	321,630
Cadence Design Systems, Inc.(b)	5,000	200,300
Cloudera, Inc.(b)	7,500	106,875
Coupa Software, Inc.(b)	20,000	927,400
EPAM Systems, Inc.(b)	2,000	228,700
Euronet Worldwide, Inc.(b)	2,000	156,220
Fair Isaac Corp.(b)	2,500	432,950
Fidelity National Information Services, Inc.	500	47,485
Fiserv, Inc.(b)	3,000	212,580
FleetCor Technologies, Inc.(b)	800	165,824
Fortinet, Inc.(b)	3,500	193,760
Gartner, Inc.(b)	1,000	121,290
Global Payments, Inc.	3,500	395,675
GoDaddy, Inc.—Class A(b)	4,500	290,520
GrubHub, Inc.(b)	1,700	171,938
Guidewire Software, Inc.(b)	3,000	253,860
HubSpot, Inc.(b)	2,000	211,800
New Relic, Inc.(b)	38,500	2,690,765
Nutanix, Inc.—Class A(b)	31,000	1,568,290
Okta, Inc.(b)	5,000	214,050
Paycom Software, Inc.(b)	15,000	1,713,150
Paylocity Holding Corp.(b)	17,500	956,025
PayPal Holdings, Inc.(b)	8,500	634,185
Pegasystems, Inc.	4,500	274,725
Proofpoint, Inc.(b)	11,500	1,356,310
PTC, Inc.(b)	1,500	123,525
RealPage, Inc.(b)	3,500	187,250
Red Hat, Inc.(b)	4,500	733,770
salesforce.com, Inc.(b)	13,000	1,572,870
ServiceNow, Inc.(b)	26,000	$4,319,640
Shopify, Inc.—Class A(a)(b)	15,000	2,004,450
Splunk, Inc.(b)	11,000	1,129,150
Square, Inc.—Class A(b)	8,500	402,390
SS&C Technologies Holdings, Inc.	2,000	99,300
Tableau Software, Inc.—Class A(b)	8,000	680,400
Tencent Holdings Ltd.(a)	2,000	99,635
The Ultimate Software Group, Inc.(b)	1,550	371,876
Total System Services, Inc.	2,000	168,120
Twitter, Inc.(b)	5,000	151,550
Tyler Technologies, Inc.(b)	1,500	328,380
WEX, Inc.(b)	1,000	161,920
Wirecard AG(a)	2,500	341,448
Workday, Inc.—Class A(b)	22,000	2,746,480
Worldpay, Inc.—Class A(b)	6,500	527,930
Zendesk, Inc.(b)	12,000	585,000
		34,126,739
Technology Hardware & Equipment—1.8%
Fabrinet(a)(b)	500	14,105
II-VI, Inc.(b)	1,000	38,100
Lumentum Holdings, Inc.(b)	4,000	201,800
Palo Alto Networks, Inc.(b)	3,500	673,785
Samsung Electronics Co Ltd.—GDR(a)	400	394,800
Viavi Solutions, Inc.(b)	15,000	141,750
		1,464,340
Transportation—1.4%
JB Hunt Transport Services, Inc.	800	93,944
Knight-Swift Transportation Holdings, Inc.	4,500	175,545
Old Dominion Freight Line, Inc.	2,000	267,720
Union Pacific Corp.	1,500	200,445
Werner Enterprises, Inc.	3,000	102,900
XPO Logistics, Inc.(b)	3,500	340,060
		1,180,614
Total Common Stocks (Cost $58,794,260)		82,340,542

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	35

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Real Estate Investment Trusts (REITS)—0.0%	Shares	Value
Real Estate—0.0%
Digital Realty Trust, Inc.	272	$28,747
Equinix, Inc.	1	421
Total Real Estate Investment Trusts (Cost $30,400)		29,168
Purchased Call Options—0.6%	Contracts
Banks—0.0%
Bank of the Ozarks Expiration: May 2018, Exercise Price $55.00(b)	400	6,000
Capital Goods—0.0%
Caterpillar, Inc. Expiration: May 2018, Exercise Price $155.00(b)	150	750
Parker-Hannifin Corp. Expiration: May 2018, Exercise Price $180.00(b)	150	1,875
Rockwell Automation, Inc. Expiration: May 2018, Exercise Price $185.00(b)	200	2,500
		5,125
Pharmaceuticals, Biotechnology & Life Sciences—0.2%
BioMarin Pharmaceutical, Inc. Expiration: October 2018, Exercise Price $90.00(b)	100	54,000
Clovis Oncology, Inc. Expiration: July 2018, Exercise Price $60.00(b)	125	10,125
Incyte Corp. Expiration: June 2018, Exercise Price $100.00(b)	100	1,250
Intra-Cellular Therapies, Inc. Expiration: August 2018, Exercise Price $22.50(b)	350	55,125
		120,500
Semiconductors & Semiconductor Equipment—0.3%
Broadcom Ltd. Expiration: June 2018, Exercise Price $250.00(b)	125	$40,625
Intel Corp. Expiration: July 2018, Exercise Price $48.00(b)	500	240,000
		280,625
Software & Services—0.1%
Alphabet, Inc.—Class C Expiration: September 2018, Exercise Price $1,100.00(b)	25	89,500
Total Purchased Call Options (Cost $1,122,688)		501,750
Short-Term Investment—0.1%	Shares
Money Market Fund—0.1%
STIT-Treasury Portfolio—Institutional Class, 1.600%(c)	66,846	66,846
Total Short-Term Investment (Cost $66,846)		66,846
Total Investments (Cost $60,014,194)—100.2%		82,938,306
Liabilities in Excess of Other Assets—(0.2)%		(151,000)
Total Net Assets—100.0%		$82,787,306

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a)	Foreign issued Security. Foreign Concentration (including ADR’s and GDR’s) was as follows: Austria 1.7%, Bermuda 0.5%; Canada 2.5%; Cayman Islands 0.4%, Denmark 0.6%; France 0.0%; Germany 0.4%; Ireland 0.0%; Jersey 0.0%, Republic of Korea 0.5%; Netherlands 0.8%; Switzerland 0.7%; United Kingdom 0.7%.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	April 30, 2018

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—87.9%	Shares	Value
Australia—1.9%
BHP Billiton Ltd.—ADR	534,300	$24,978,525
Belgium—2.2%
Groupe Bruxelles Lambert SA	257,987	29,489,668
Brazil—2.1%
Ambev SA—ADR	2,735,000	18,105,700
Cielo SA	1,731,900	9,506,862
		27,612,562
Canada—1.4%
Nutrien Ltd.	422,304	19,227,501
Denmark—2.2%
ISS A/S	825,900	28,802,560
Finland—1.3%
Nokia OYJ—ADR	2,950,900	17,734,909
France—14.1%
Atos SE	32,231	4,351,183
Bollore SA	5,580,429	27,735,390
Bureau Veritas SA	1,064,948	27,846,028
Cie de Saint-Gobain	497,748	26,042,665
IPSOS	333,656	12,702,604
Publicis Groupe SA	327,750	24,509,089
Sanofi	385,666	30,491,605
Sopra Steria Group	156,782	33,466,300
		187,144,864
Germany—8.0%
Bayer AG	278,750	33,316,042
Infineon Technologies AG	1,034,069	26,478,039
Siemens AG—ADR	512,900	32,538,376
Wacker Neuson SE	443,119	14,255,448
		106,587,905
Hong Kong—1.1%
Clear Media Ltd.(a) (Originally acquired 10/08/2009, Cost $14,895,581)	15,955,100	12,197,079
Kerry Logistics Network Ltd.	2,009,500	3,068,572
		15,265,651
Ireland—2.2%
CRH PLC	837,163	$29,728,801
Japan—18.4%
Amano Corp.	1,044,400	25,886,384
Asics Corp.	1,446,600	27,335,786
FANUC Corp.	131,370	28,140,851
Hitachi Ltd.	3,726,840	27,200,560
Hoya Corp.	316,600	16,914,307
Kao Corp.	340,900	24,505,951
Makita Corp.	530,000	23,746,422
Miraca Holdings, Inc.	587,000	22,851,868
Mitsubishi UFJ Financial Group, Inc.	4,003,000	26,825,478
SMC Corp.	29,515	11,215,492
Toho Co. Ltd.	286,380	9,552,566
		244,175,665
Netherlands—3.0%
Akzo Nobel NV	213,900	19,370,402
Unilever NV—ADR	358,000	20,448,960
		39,819,362
Netherlands Antilles—2.0%
Schlumberger Ltd.	385,200	26,409,312
Republic of Korea—1.2%
KT&G Corp.	178,400	16,313,313
Spain—3.8%
Applus Services SA	2,174,830	29,387,737
Banco Santander SA	3,200,400	20,677,516
		50,065,253
Sweden—1.0%
Telefonaktiebolaget LM Ericsson—Class B	1,686,288	12,855,367
Switzerland—5.4%
Credit Suisse Group AG—ADR	1,360,678	22,818,570
Novartis AG—ADR	341,600	26,197,304
UBS Group AG	1,379,113	23,169,098
		72,184,972
United Kingdom—13.0%
AVEVA Group PLC	660,423	19,497,072
British American Tobacco PLC—ADR	351,500	19,198,930

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	37

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—87.9%	Shares	Value
Diageo PLC—ADR	186,400	$26,461,344
Johnson Matthey PLC	220,500	9,965,430
Lloyds Banking Group PLC	24,243,812	21,503,120
Micro Focus International PLC	940,800	16,222,442
Royal Dutch Shell PLC—Class B—ADR	457,658	33,143,592
Smiths Group PLC	1,200,764	26,310,436
		172,302,366
United States—3.6%
Aflac, Inc.	684,300	31,183,551
Estre Ambiental SA(b)	1,440,000	17,280,000
		48,463,551
Total Common Stocks (Cost $1,007,689,620)		1,169,162,107
Preferred Stocks—4.0%
Brazil—1.4%
Telefonica Brasil SA—ADR	1,294,500	18,278,340
Republic of Korea—2.6%
Samsung Electronics Co. Ltd.	17,700	35,194,591
Total Preferred Stocks (Cost $39,679,036)		53,472,931
Real Estate Investment Trust (REIT)—0.8%
Mexico—0.8%
Fibra Uno Administracion SA de CV	5,982,556	9,906,922
Total Real Estate Investment Trust (Cost $9,992,057)		9,906,922
Short-Term Investments—6.7%
Money Market Fund—4.9%
STIT-Treasury Portfolio—Institutional Class, 1.600%(c)	65,362,000	65,362,000
Money Market Deposit Account—1.8%	Principal Amount	Value
U.S. Bank Money Market Deposit Account, 0.300%(d)	$23,720,871	$23,720,871
Total Short-Term Investments (Cost $89,082,871)		89,082,871
Total Investments (Cost $1,146,443,584)—99.4%		1,321,624,831
Other Assets in Excess of Liabilities—0.6%		7,853,732
Total Net Assets—100.0%		$1,329,478,563

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of April 30, 2018 was $12,197,079, which represented 0.9% of net assets.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.
(d)	Variable rate security. The rate listed is as of 4/30/2018.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	April 30, 2018

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—83.0%	Shares	Value
Gold Related Securities—74.0%
Australia—6.3%
Evolution Mining Ltd.	12,386,774	$29,934,385
Newcrest Mining Ltd.	1,308,700	20,838,074
Northern Star Resources Ltd.	3,187,500	15,334,095
		66,106,554
Canada—55.3%
Agnico Eagle Mines Ltd.	236,200	9,941,658
Agnico Eagle Mines Ltd.(a)	526,485	22,155,056
Alacer Gold Corp.(b)	4,091,800	6,788,063
Alamos Gold, Inc.—Class A	2,469,500	13,335,300
Almaden Minerals Ltd.—Class B(b)(c)	5,607,319	4,585,603
Argonaut Gold, Inc.(b)(c)	2,837,000	5,457,681
ATAC Resources Ltd.(b)(c)	9,784,891	4,267,720
B2Gold Corp.(b)	11,579,700	33,233,739
Barkerville Gold Mines Ltd.(b)	7,110,000	3,599,439
Corvus Gold, Inc.(b)(c)	3,226,901	6,711,954
Corvus Gold, Inc.(a)(b)(c)	13,030,000	27,096,149
Corvus Gold, Inc.(b)(c)(d)(e) (Originally acquired 11/29/17, Cost $1,561,600)	1,739,130	3,544,225
Dalradian Resources, Inc.(b)	8,154,000	6,477,729
Detour Gold Corp.(b)	4,470,100	32,308,523
East Asia Minerals Corp.(b)(c)	13,290,993	543,462
Falco Resources Ltd.(b)(c)	16,222,300	8,212,544
Franco-Nevada Corp.	605,900	42,976,216
GoGold Resources, Inc.(b)	4,455,000	1,491,997
Goldcorp, Inc.	1,935,910	25,692,516
Gold Standard Ventures Corp.(b)	7,011,700	10,922,076
IAMGOLD Corp.(b)	3,880,500	21,187,530
International Tower Hill Mines Ltd.(b)(c)	5,738,836	3,558,078
International Tower Hill Mines Ltd.(a)(b)(c)	20,331,298	$12,351,270
Jaguar Mining, Inc.(b)(c)	64,330,707	17,035,274
Kinross Gold Corp.(b)	5,401,200	20,956,656
Novagold Resources, Inc.(b)	2,831,300	13,533,614
NuLegacy Gold Corp.(b)(c)	28,556,090	4,003,346
OceanaGold Corp.	4,431,459	11,876,310
OceanaGold Corp.(a)	3,645,600	9,824,196
Osisko Gold Royalties Ltd.	24,340	237,558
Osisko Gold Royalties Ltd.(a)	2,014,400	19,658,423
Osisko Mining, Inc.(b)(c)	7,704,239	15,961,117
Pan American Silver Corp.	2,755,798	44,423,464
Premier Gold Mines Ltd.(b)(c)	8,630,160	18,282,671
Rockhaven Resources Ltd.(b)	4,631,500	505,012
SEMAFO, Inc.(b)(c)	11,300,000	35,135,090
Strategic Metals Ltd.(b)(c)	10,113,400	3,268,867
Torex Gold Resources, Inc.(b)	1,597,000	16,418,396
Trifecta Gold Ltd.(b)(c)	2,325,199	181,097
Wheaton Precious Metals Corp.	1,491,675	31,011,923
Yamana Gold, Inc.	3,524,000	10,113,880
		578,865,422
Jersey—1.6%
Randgold Resources Ltd.—ADR	201,400	16,333,540
Peru—1.2%
Cia de Minas Buenaventura SAA—ADR	798,100	12,729,695
United Kingdom—2.9%
Fresnillo PLC	1,742,300	30,582,658
United States—6.7%
Contango ORE, Inc.(b)	263,200	6,416,816

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	39

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—83.0%	Shares	Value
Electrum Ltd.(b)(d)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	$702,005
Newmont Mining Corp.	861,700	33,856,193
Royal Gold, Inc.	323,700	28,744,560
		69,719,574
Total Gold Related Securities		774,337,443
Other Precious Metals Related Securities—8.3%
Canada—7.3%
Bear Creek Mining Corp.(b)(c)	7,413,200	11,720,703
Ivanhoe Mines Ltd.—Class A(b)	7,882,379	16,268,783
MAG Silver Corp.(b)(c)	1,432,665	15,922,839
MAG Silver Corp.(b)(c)	2,661,600	29,623,608
Nickel Creek Platinum Ltd.(b)(c)	12,379,201	2,554,997
		76,090,930
United States—1.0%
Sunshine Mining & Refining(b)(d)(e) (Originally acquired 03/15/11, Cost $21,353,108)	2,300,212	10,350,954
Total Other Precious Metals Related Securities		86,441,884
Other Securities—0.7%
United States—0.7%
Gold Bullion International LLC(b)(c)(d)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(b)(d)(e) (Originally acquired 10/09/07, Cost $175,524)	74,532	640,975
Total Other Securities		7,533,975
Total Common Stocks (Cost $1,013,627,839)		868,313,302
Gold Related Security—1.7%
Tocqueville Bullion Reserve LP(b)(c)(d)(e) (Originally acquired 11/28/11, Cost $25,000,000)	13,806	$17,510,192
Total Private Fund (Cost $25,000,000)		17,510,192
Gold Bullion—15.1%	Ounces
Gold Bullion(b)	119,680	157,420,484
Total Gold Bullion (Cost $70,975,249)		157,420,484
Warrants—0.1%	Shares
Gold Related Securities—0.0%
Canada—0.0%
Almaden Minerals Ltd. Expiration: 08/08/2019, Exercise Price: CAD $2.00(b)(c)(d)(e) (Originally acquired 02/03/17, Cost $0)	79,585	10,339
Almaden Minerals Ltd. Expiration: 11/11/2018, Exercise Price: CAD $2.00(b)(c)(d)(e) (Originally acquired 05/11/16, Cost $0)	740,741	18,116
Barkerville Gold Mines Ltd. Expiration: 11/16/2018, Exercise Price: CAD $1.30(b)(d)(e) (Originally acquired 05/12/17, Cost $0)	3,555,000	20,212
East Asia Minerals Corp. Expiration: 03/08/2022, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 03/03/17, Cost $0)	3,321,250	142,271

The Accompanying Footnotes are an Integral Part of these Financial Statements.

40	April 30, 2018

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Warrants—0.1%	Shares	Value
East Asia Minerals Corp. Expiration: 03/05/2020, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 03/04/15, Cost $0)	4,617,560	$196,362
East Asia Minerals Corp. Expiration: 12/05/2019, Exercise Price: CAD $0.50(b)(c)(d)(e) (Originally acquired 12/05/14, Cost $0)	976,493	—
Equinox Gold Corp. Expiration: 04/16/2019, Exercise Price: CAD $2.92(b)(d)(e) (Originally acquired 04/03/14, Cost $0)	150,000	152
Falco Resources Ltd. Expiration: 05/22/2018, Exercise Price: CAD $1.45(b)(c)(d)(e) (Originally acquired 11/18/16, Cost $0)	7,000,000	—
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50(b)	274,000	278,492
Total Gold Related Securities		665,944
Other Precious Metals Related Security—0.1%
Canada—0.1%
Nickel Creek Platinum Ltd. Expiration: 08/08/22, Exercise Price: CAD $0.35 (b)(c)(d)(e) (Originally acquired 08/04/17, Cost $0)	6,189,601	729,379
Total Warrants (Cost $1)		1,395,323
Money Market Fund—0.2%
STIT—Treasury Portfolio—Institutional Class, 1.600%(f)	2,449,417	$2,449,417
Total Short-Term Investment (Cost $2,449,417)		2,449,417
Total Investments (Cost $1,112,052,506)—100.1%		1,047,088,718
Liabilities in Excess of Other Assets—(0.1)%		(1,109,268)
Total Net Assets—100.0%		$1,045,979,450

Percentages	are stated as a percent of net assets.
ADR	American Depository Receipt
(a)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of April 30, 2018 was $40,758,182, which represented 3.9% of net assets.
(e)	Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of April 30, 2018 was $40,758,182, which represented 3.9% of net assets.
(f)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	41

The Delafield Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—73.5%	Shares	Value
Aerospace & Defense—2.0%
Ducommun, Inc.(a)	200,000	$5,818,000
Auto Components—3.2%
Cooper Tire & Rubber Co.	100,000	2,445,000
Gentex Corp.	145,000	3,297,300
Horizon Global Corp.(a)	475,000	3,548,250
		9,290,550
Building Products—1.1%
Apogee Enterprises, Inc.	79,000	3,247,690
Chemicals—13.3%
Eastman Chemical Co.	100,000	10,208,000
GCP Applied Technologies, Inc.(a)	120,000	3,438,000
HB Fuller Co.	140,000	6,925,800
Minerals Technologies, Inc.	85,000	5,869,250
PolyOne Corp.	175,000	7,323,750
WR Grace & Co.	75,000	5,133,000
		38,897,800
Commercial Services & Supplies—1.9%
Pitney Bowes, Inc.	100,000	1,022,000
Team, Inc.(a)	273,705	4,639,300
		5,661,300
Construction and Engineering—1.6%
Aegion Corp.(a)	200,000	4,538,000
Construction Materials—3.5%
U.S. Concrete, Inc.(a)	175,000	10,228,750
Electrical Equipment—0.5%
Acuity Brands, Inc.	12,500	1,497,125
Electronic Equipment, Instruments & Components—11.6%
Avnet, Inc.	75,000	2,942,250
Fabrinet(a)(b)	240,000	6,770,400
Flex Ltd.(a)(b)	450,000	5,850,000
Plexus Corp.(a)	65,000	3,564,600
TTM Technologies, Inc.(a)	1,060,000	14,776,400
		33,903,650
Energy Equipment & Services—3.2%
Aspen Aerogels, Inc.(a)	600,000	2,700,000
McDermott International, Inc.(a)(b)	1,000,000	6,600,000
		9,300,000
Household Durables—0.7%
Newell Brands, Inc.	70,000	$1,934,100
Internet Software & Services—1.2%
Cars.com, Inc.(a)	125,000	3,560,000
Machinery—7.2%
Barnes Group, Inc.	90,000	4,997,700
Crane Co.	75,000	6,273,000
Harsco Corp.(a)	300,000	6,135,000
Xerium Technologies, Inc.(a)(c)	550,000	3,602,500
		21,008,200
Media—1.5%
TEGNA, Inc.	425,000	4,492,250
Oil, Gas & Consumable Fuels—1.8%
Boardwalk Pipeline Partners LP	475,000	5,400,750
Metals & Mining—1.0%
Commercial Metals Co.	135,000	2,836,350
Professional Services—4.8%
Korn/Ferry International	115,000	6,147,900
TrueBlue, Inc.(a)	300,000	7,995,000
		14,142,900
Specialty Retail—0.5%
Ascena Retail Group, Inc.(a)	725,000	1,609,500
Technology Hardware, Storage & Peripherals—4.7%
Diebold Nixdorf, Inc.	555,000	8,519,250
Hewlett Packard Enterprise Co.	300,000	5,115,000
		13,634,250
Textiles, Apparel & Luxury Goods—4.0%
Hanesbrands, Inc.	210,000	3,878,700
PVH Corp.	40,000	6,386,800
Sequential Brands Group, Inc.(a)	815,000	1,572,950
		11,838,450
Trading Companies & Distributors—4.2%
Rush Enterprises, Inc.—Class A(a)	115,000	4,695,450

The Accompanying Footnotes are an Integral Part of these Financial Statements.

42	April 30, 2018

The Delafield Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—73.5%	Shares	Value
WESCO International, Inc.(a)	125,000	$7,443,750
		12,139,200
Total Common Stocks (Cost $179,835,497)		214,978,815
Short-Term Investments—27.7%
Money Market Fund—5.0%
STIT-Treasury Portfolio—Institutional Class, 1.600%(d)	14,800,000	14,800,000
Money Market Deposit Account—22.7%	Principal Amount
U.S. Bank Money Market Deposit Account, 0.300%(e)	$66,312,074	66,312,074
Total Short-Term Investments (Cost $81,112,074)		81,112,074
Total Investments (Cost $260,947,571)—101.2%		296,090,889
Liabilities in Excess of Other Assets—(1.2)%		(3,546,936)
Total Net Assets—100.0%		$292,543,953

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Cayman Islands: 2.3%, Panama: 2.3%; Singapore: 2.0%.
(c)	Affiliated company. See Footnote 8.
(d)	Rate listed is the 7-day effective yield.
(e)	Variable rate security. The rate shown is as of 4/30/2018.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	43

The Tocqueville Select Fund

Schedule of Investments as of April 30, 2018

(Unaudited)

Common Stocks—96.9%	Shares	Value
Auto Components—8.8%
Gentex Corp.	108,000	$2,455,920
Horizon Global Corp.(a)	162,000	1,210,140
		3,666,060
Chemicals—14.1%
Eastman Chemical Co.	21,500	2,194,720
Minerals Technologies, Inc.	28,900	1,995,545
WR Grace & Co.	24,200	1,656,248
		5,846,513
Commercial Services & Supplies—5.8%
Team, Inc.(a)	140,900	2,388,255
Computers & Peripherals—2.9%
Diebold Nixdorf, Inc.	77,000	1,181,950
Electronic Equipment, Instruments & Components—12.1%
Fabrinet(a)(b)	51,000	1,438,710
Flex Ltd.(a)(b)	118,500	1,540,500
TTM Technologies, Inc.(a)	147,000	2,049,180
		5,028,390
Internet Software & Services—9.9%
Cars.com, Inc.(a)	65,733	1,872,076
j2 Global, Inc.	28,400	2,254,392
		4,126,468
IT Services—5.3%
EPAM Systems, Inc.(a)	19,400	2,218,390
Machinery—11.4%
Harsco Corp.(a)	95,500	1,952,975
Stanley Black & Decker, Inc.	11,900	1,684,921
Xerium Technologies, Inc.(a)(c)	165,000	1,080,750
		4,718,646
Media—3.5%
TEGNA, Inc.	136,000	1,437,520
Professional Services—12.2%
ICF International, Inc.	42,400	$2,845,040
TrueBlue, Inc.(a)	82,891	2,209,045
		5,054,085
Specialty Retail—5.1%
Pier 1 Imports, Inc.	255,200	569,096
Tile Shop Holdings, Inc.	225,000	1,541,250
		2,110,346
Trading Companies & Distributors—5.8%
WESCO International, Inc.(a)	40,300	2,399,865
Total Common Stocks (Cost $33,807,222)		40,176,488
Short-Term Investment—3.3%
Money Market Fund—3.3%
STIT-Treasury Portfolio—Institutional Class, 1.600%(d)	1,373,342	1,373,342
Total Short-Term Investment (Cost $1,373,342)		1,373,342
Total Investments (Cost $35,180,564)—100.2%		41,549,830
Liabilities in Excess of Other Assets—(0.2)%		(74,256)
Total Net Assets—100.0%		$41,475,574

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Cayman Islands 3.5%; Singapore 3.7%.
(c)	Affiliated Company. See Footnote 8.
(d)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

44	April 30, 2018

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

Annual Report	45

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

46	April 30, 2018

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2018

(Unaudited)

Annual Report	47

The Tocqueville Trust

Statements of Assets & Liabilities

April 30, 2018

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Assets:
Investments, at value (1)	$284,358,121	$82,938,306	$1,321,624,831
Foreign currencies, at value (2)	—	—	590,602
Receivable for investments sold	—	80,381	—
Receivable for Fund shares sold	1,133,679	53,329	5,626,978
Dividends, interest and other receivables	291,420	4,385	6,649,637
Other assets	18,546	17,851	110,032

Total Assets	285,801,766	83,094,252	1,334,602,080

Liabilities:
Payable for investments purchased	458,100	—	2,617,421
Payable for foreign currencies purchased	—	—	3,505
Payable for Fund shares redeemed	96,670	211,809	1,203,042
Payable to Adviser (see Note 10)	177,330	48,967	814,995
Payable to Administrator	37,807	2,604	167,740
Payable to Trustees	15,032	5,136	28,845
Accrued distribution fee	53,652	15,427	157,522
Accrued expenses and other liabilities	50,645	23,003	130,447

Total Liabilities	889,236	306,946	5,123,517

Net Assets	$284,912,530	$82,787,306	$1,329,478,563

Net assets consist of:
Paid in capital	$135,957,682	$54,538,254	$1,150,616,785
Accumulated net investment income (loss)	751,406	(1,061,721)	1,036,433
Accumulated net realized gain	21,423,064	6,386,652	2,679,792
Net unrealized appreciation on:
Investments and foreign currency related items	126,780,378	22,924,121	175,145,553

Net assets	$284,912,530	$82,787,306	$1,329,478,563

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	8,030,203	3,070,310	76,393,258
Net asset value, offering and redemption price per share	$35.48	$26.96	$17.40

(1) Cost of investments	$157,577,793	$60,014,194	$1,146,443,584
(2) Cost of foreign currencies	$—	$—	$598,161

The Accompanying Notes are an Integral Part of these Financial Statements.

48	April 30, 2018

The Tocqueville Trust

Statements of Assets & Liabilities

April 30, 2018

	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$791,570,764	$292,488,389	$40,469,080
Affiliated issuers	255,517,954	3,602,500	1,080,750
Receivable for Fund shares sold	932,053	15,164	4,419
Dividends, interest and other receivables	1,094,561	58,587	14,080
Other assets	39,971	20,737	10,554

Total Assets	1,049,155,303	296,185,377	41,578,883

Liabilities:
Payable for investments purchased	510,580	2,421,510	—
Payable for foreign currencies purchased	884	—	—
Payable for Fund shares redeemed	1,227,170	823,546	41,218
Payable to Adviser (see Note 10)	764,560	178,323	25,061
Payable to Administrator	123,547	43,029	5,294
Payable to Trustees	65,218	23,212	3,484
Accrued distribution fee	148,704	46,949	7,619
Accrued expenses and other liabilities	335,190	104,855	20,633

Total Liabilities	3,175,853	3,641,424	103,309

Net Assets	$1,045,979,450	$292,543,953	$41,475,574

Net assets consist of:
Paid in capital	$1,528,514,780	$239,958,431	$36,654,880
Accumulated net investment loss	(30,405,993)	(1,616,267)	(108,024)
Accumulated net realized gain (loss)	(387,165,003)	19,058,471	(1,440,548)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency related items	(64,964,334)	35,143,318	6,369,266

Net assets	$1,045,979,450	$292,543,953	$41,475,574

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	30,015,091	13,468,033	3,637,075
Net asset value, offering and redemption price per share	$34.85	$21.72	$11.40

(1) Cost of investments
Unafilliated issuers	$733,945,932	$253,750,206	$33,059,706
Affiliated issuers	$378,106,574	$7,197,365	$2,120,858

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	49

The Tocqueville Trust

Statements of Operations

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Investment Income:
Dividends*	$2,880,592	$88,560	$13,592,202
Interest	3,809	322	425,531

Total investment income	2,884,401	88,882	14,017,733

Expenses:
Investment Adviser’s fee (See Note 4)	1,095,787	302,177	5,852,659
Distribution fees (See Note 4)	365,262	100,726	1,537,644
Administration fees (See Note 4)	219,157	60,435	827,330
Transfer agent and shareholder services fees	31,048	10,045	191,227
Trustee fees and expenses	25,505	7,436	90,955
Legal fees	21,652	5,573	62,978
Fund accounting fees	13,643	9,593	58,986
Blue sky fees	12,836	12,504	44,858
Audit fees	11,230	3,529	42,507
Printing and mailing expense	9,276	3,107	34,149
Other expenses (See Note 10)	8,296	2,421	43,073
Interest expense	4,345	8,786	—
Custody fees	7,501	8,108	94,506
Insurance expense	3,899	1,199	11,254
Registration fees	1,403	1,056	2,293

Total expenses before waiver	1,830,840	536,695	8,894,419
Less: Fees waived (See Note 4)	(1,464)	(24,281)	(1,206,197)

Net expenses	1,829,376	512,414	7,688,222

Net Investment Income (Loss)	1,055,025	(423,532)	6,329,511

The Accompanying Notes are an Integral Part of these Financial Statements.

50	April 30, 2018

The Tocqueville Trust

Statements of Operations

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,481,328	7,337,261	3,857,724
Foreign currency translation	—	(7,158)	(770,021)
Written option	—	(2,771)	—

	21,481,328	7,327,332	3,087,703
Net change in unrealized appreciation (depreciation) on:
Investments	(19,507,377)	(1,979,462)	(25,604,861)
Foreign currency translation	9	2,813	14,492,166

	(19,507,368)	(1,976,649)	(11,112,695)
Net gain (loss) on investments and foreign currency	1,973,960	5,350,683	(8,024,992)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,028,985	$4,927,151	$(1,695,481)

* Net of foreign taxes withheld of:	$3,900	$558	$1,442,542

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	51

The Tocqueville Trust

Statements of Operations

	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Investment Income:
Dividends*	$3,194,901	$852,112	$173,667
Interest	22,143	215,605	15,062

Total investment income	3,217,044	1,067,717	188,729

Expenses:
Investment Adviser’s fee (See Note 4)	4,656,704	1,300,609	178,919
Distribution fees (See Note 4)	1,361,904	412,874	55,912
Administration fees (See Note 4)	742,975	247,724	33,548
Transfer agent and shareholder services fees	317,567	67,035	8,325
Custody fees	108,150	17,156	1,397
Trustee fees and expenses	102,461	32,630	4,449
Legal fees	93,318	29,736	4,193
Printing and mailing expense	65,845	23,341	2,398
Fund accounting fees	50,007	17,157	2,647
Audit fees	41,655	13,824	2,473
Other expenses (See Note 10)	33,831	10,332	1,448
Blue sky fees	25,777	15,777	12,112
Insurance expense	16,613	5,060	739
Interest expense	14,550	—	—
Registration fees	3,364	1,192	—

Total expenses before waiver	7,634,721	2,194,447	308,560
Less: Fees waived (See Note 4)	—	(130,077)	(28,999)

Net expenses	7,634,721	2,064,370	279,561

Net Investment Loss	(4,417,677)	(996,653)	(90,832)

The Accompanying Notes are an Integral Part of these Financial Statements.

52	April 30, 2018

The Tocqueville Trust

Statements of Operations

	The Tocqueville Gold Fund	The Delafield Fund		The Tocqueville Select Fund
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(3,848,654)		20,725,544	(640,250)
Affiliated issuers	605,548		(1,685,429)	(800,261)
Foreign currency translation	(408,276)		—	—

	(3,651,382)		19,040,115	(1,440,511)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,618,204)		(29,467,980)	662,501
Foreign currency translation	14,190,551		—	—

	(15,427,653)		(29,467,980)	662,501
Net loss on investments and foreign currency	(19,079,035)		(10,427,865)	(778,010)

Net Decrease in Net Assets Resulting from Operations	$(23,496,712)		$(11,424,518)	$(868,842)

* Net of foreign taxes withheld of:	$227,712	$		$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	53

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund		The Tocqueville International Value Fund
	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$1,055,025	$2,798,964	$(423,532)	$(766,582)	$6,329,511	$7,808,075
Net realized gain on sale of
Investments and foreign currency	21,481,328	27,750,358	7,330,103	7,318,004	3,087,703	4,954,445
Written options	—	—	(2,771)	—	—	—
Net change in unrealized appreciation (depreciation)	(19,507,368)	23,747,091	(1,976,649)	18,157,916	(11,112,695)	150,926,517

Net increase (decrease) in net assets resulting from operations	3,028,985	54,296,413	4,927,151	24,709,338	(1,695,481)	163,689,037

Dividends and distributions to shareholders:
Net investment income	(2,493,282)	(3,191,286)	—	—	(11,212,269)	(5,348,368)
Net realized gains	(24,335,053)	(12,245,533)	(2,589,302)	—	(3,668,465)	(2,913,833)

Total dividends and distributions	(26,828,335)	(15,436,819)	(2,589,302)	—	(14,880,734)	(8,262,201)
Fund share transactions:
Shares sold	12,108,163	20,393,861	9,112,960	7,604,183	337,550,944	603,434,286
Shares issued to holders in reinvestment of dividends	25,480,630	14,742,846	2,468,524	—	13,265,360	7,212,804
Shares redeemed*	(22,514,093)	(63,484,870)	(8,905,509)	(47,498,497)	(125,755,321)	(170,888,189)

Net increase (decrease)	15,074,700	(28,348,163)	2,675,975	(39,894,314)	225,060,983	439,758,901

Net increase (decrease) in net assets	(8,724,650)	10,511,431	5,013,824	(15,184,976)	208,484,768	595,185,737

The Accompanying Notes are an Integral Part of these Financial Statements.

54	April 30, 2018

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund		The Tocqueville International Value Fund
	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017
Net Assets:
Beginning of period	293,637,180	283,125,749	77,773,482	92,958,458	1,120,993,795	525,808,058

End of period**	$284,912,530	$293,637,180	$82,787,306	$77,773,482	$1,329,478,563	$1,120,993,795

** Including undistributed net investment income (loss) of:	$751,406	$2,189,663	$(1,061,721)	$(638,189)	$1,036,433	$5,919,191

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	55

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund
	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017
Operations:
Net investment loss	$(4,417,677)	$(11,627,847)	$(996,653)	$(1,941,535)	$(90,832)	$(198,971)
Net realized gain (loss) on sale of investments and foreign currency	(3,651,382)	(62,949,271)	19,040,115	63,482,709	(1,440,511)	1,808,514
Net change in unrealized appreciation (depreciation)	(15,427,653)	(57,383,526)	(29,467,980)	9,477,267	662,501	3,581,268

Net increase (decrease) in net assets resulting from operations	(23,496,712)	(131,960,644)	(11,424,518)	71,018,441	(868,842)	5,190,811

Dividends and distributions to shareholders:
Net investment income	—	—	—	—	—	—
Net realized gains	—	—	(51,947,188)	(71,259,512)	(903,728)	(3,023,170)

Total dividends and distributions	—	—	(51,947,188)	(71,259,512)	(903,728)	(3,023,170)
Fund share transactions:
Shares sold	88,600,882	273,496,683	10,993,135	18,861,894	1,330,887	4,133,895
Shares issued to holders in reinvestment of dividends	—	—	50,048,422	68,515,995	890,838	2,918,410
Shares redeemed*	(172,411,956)	(353,530,850)	(78,478,940)	(114,610,738)	(8,426,109)	(23,579,503)

Net decrease	(83,811,074)	(80,034,167)	(17,437,383)	(27,232,849)	(6,204,384)	(16,527,198)

Net decrease in net assets	(107,307,786)	(211,994,811)	(80,809,089)	(27,473,920)	(7,976,954)	(14,359,557)

The Accompanying Notes are an Integral Part of these Financial Statements.

56	April 30, 2018

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund
	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017	For the Period Ended April 30, 2018	For the Year Ended October 31, 2017
Net Assets:
Beginning of period	1,153,287,236	1,365,282,047	373,353,042	400,826,962	49,452,528	63,812,085

End of period**	$1,045,979,450	$1,153,287,236	$292,543,953	$373,353,042	$41,475,574	$49,452,528

* Net of redemption fees of:	$38,516	$228,731	$—	$—	$—	$—

** Including undistributed net investment loss of:	$(30,405,993)	$(25,988,316)	$(1,616,267)	$(619,614)	$(108,024)	$(17,192)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	57

The Tocqueville Trust

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), The Delafield Fund and The Tocqueville Select Fund (the “Select Fund”) are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) is classified as a non-diversified investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

58	April 30, 2018

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at market price. Money market deposit accounts are reflected at cost as this is a cash instrument. Fixed income securities are valued at market price. Fixed Income securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

Semi-Annual Report	59

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Common stocks of the International Value Fund that are traded on non-North American exchanges are valued using matrix pricing formulas provided by an independent pricing service. These securities will be classified as Level 2 securities. When matrix pricing formulas are not available and fair valuation is not applied, the use of closing prices provided by the primary source of the funds will be used. These will be classified as Level 1 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by

60	April 30, 2018

independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As

Semi-Annual Report	61

a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of April 30, 2018, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Assets
Common Stocks*	$270,049,255	$—	$—	$270,049,255
Preferred Stock*	—	—	1,600	1,600
Real Estate Investment Trust (REIT)*	7,356,000	—	—	7,356,000
Exchange-Traded Fund (ETF)*	3,497,000	—	—	3,497,000
Government Security*	1,280,000	—	—	1,280,000
Money Market Fund	2,174,266	—	—	2,174,266

Total Assets	$284,356,521	$—	$1,600	$284,358,121

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Automobiles & Components	$8,036	$—	$—	$8,036
Banks	23,840	—	—	23,840
Capital Goods	4,582,106	—	—	4,582,106
Commercial & Professional Services	888,317	—	—	888,317
Consumer Durables & Apparel	311,765	—	—	311,765
Consumer Services	120,865	1,895	—	122,760
Diversified Financials	1,063,366	—	—	1,063,366
Health Care Equipment & Services	1,791,451	—	—	1,791,451
Materials	1,061,841	—	—	1,061,841
Pharmaceuticals, Biotechnology & Life Sciences	21,515,182	—	—	21,515,182
Retailing	3,582,320	—	—	3,582,320
Semiconductors & Semiconductor Equipment	9,766,930	—	—	9,766,930
Software & Services	34,493,399	—	—	34,493,399
Technology Hardware & Equipment	1,948,615	—	—	1,948,615
Transportation	1,180,614	—	—	1,180,614

Total Common Stocks	82,338,647	1,895	—	82,340,542
Real Estate Investment Trusts (REITs)*	29,168	—	—	29,168
Purchased Call Options
Banks	—	6,000	—	6,000
Capital Goods	750	4,375	—	5,125
Pharmaceuticals, Biotechnology & Life Sciences	10,125	110,375	—	120,500
Semiconductors & Semiconductor Equipment	280,625	—	—	280,625
Software & Services	89,500	—	—	89,500

Total Purchased Call Options	381,000	120,750	—	501,750
Money Market Fund	66,846	—	—	66,846

Total Assets	$82,815,661	$122,645	$—	$82,938,306

62	April 30, 2018

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Australia	$24,978,525	$—	$—	$24,978,525
Belgium	—	29,489,668	—	29,489,668
Brazil	27,612,562	—	—	27,612,562
Canada	19,227,501	—	—	19,227,501
Denmark	—	28,802,560	—	28,802,560
Finland	17,734,909	—	—	17,734,909
France	—	187,144,864	—	187,144,864
Germany	32,538,376	74,049,529	—	106,587,905
Hong Kong	12,197,079	3,068,572	—	15,265,651
Ireland	—	29,728,801	—	29,728,801
Japan	—	244,175,665	—	244,175,665
Netherlands	20,448,960	19,370,402	—	39,819,362
Netherlands Antilles	26,409,312	—	—	26,409,312
Republic of Korea	—	16,313,313	—	16,313,313
Spain	—	50,065,253	—	50,065,253
Sweden	—	12,855,367	—	12,855,367
Switzerland	72,184,972	—	—	72,184,972
United Kingdom	78,803,866	93,498,500	—	172,302,366
United States	48,463,551	—	—	48,463,551

Total Common Stocks	380,599,613	788,562,494	—	1,169,162,107
Preferred Stocks
Brazil	18,278,340	—	—	18,278,340
Republic of Korea	—	35,194,591	—	35,194,591

Total Preferred Stocks	18,278,340	35,194,591	—	53,472,931
Real Estate Investment Trust (REIT)*	9,906,922	—	—	9,906,922
Money Market Fund	65,362,000	—	—	65,362,000
Money Market Deposit Account	—	23,720,871	—	23,720,871

Total Assets	$474,146,875	$847,477,956	$—	$1,321,624,831

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$763,130,935	$10,504,503	$702,005	$774,337,443
Other Precious Metals Related	76,090,930	—	10,350,954	86,441,884
Other	—	—	7,533,975	7,533,975

Total Common Stocks	839,221,865	10,504,503	18,586,934	868,313,302
Private Fund** ^	—	—	—	17,510,192
Gold Bullion*	—	157,420,484	—	157,420,484
Warrants*	—	1,395,323	—	1,395,323
Money Market Fund	2,449,417	—	—	2,449,417

Total Assets	$841,671,282	$169,320,310	$18,586,934	$1,047,088,718

Semi-Annual Report	63

The Delafield Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$214,978,815	$—	$—	$214,978,815
Money Market Fund	14,800,000	—	—	14,800,000
Money Market Deposit Account	—	66,312,074	—	66,312,074

Total Assets	$229,778,815	$66,312,074	$—	$296,090,889

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$40,176,488	$—	$—	$40,176,488
Money Market Fund	1,373,342	—	—	1,373,342

Total Assets	$41,549,830	$—	$—	$41,549,830

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption.

64	April 30, 2018

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund
Transfers Into Level 1	$—	$—	$—
Transfers Out of Level 1	(1,895)	(29,944,250)	(821,953)

Net Transfers Into/(Out of ) Level 1	(1,895)	(29,944,250)	(821,953)

Transfers Into Level 2	1,895	29,944,250	821,953
Transfers Out of Level 2	—	—	—

Net Transfers Into/(Out of ) Level 2	$1,895	$29,944,250	$821,953

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Gold Fund
Beginning Balance—November 1, 2017	$1,600	$18,586,934
Purchases	—	—
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	—	—
Transfers in/(out) of Level 3	—	—

Ending Balance—April 30, 2018	$1,600	$18,586,934

Semi-Annual Report	65

The movement from Level 1 to Level 2 in the Opportunity Fund and the Gold Fund was from the securities being priced using the mean of the bid and ask price due to the lack of trading volume on April 30, 2018. The movement from Level 1 to Level 2 in the International Value Fund was from the securities being priced using matrix pricing formulas provided by an independent pricing service. There were no transfers between levels in The Tocqueville Fund, The Delafield Fund or The Select Fund. Transfers between levels are recognized at the end of the reporting period.

Fund	Type of Security	Industry	Fair Value at 4/30/2018	Valuation Techniques	Unobservable Inputs	Range
The Tocqueville Fund	Preferred Stock	Health Care Equipment & Supplies	$ 1,600	Latest company valuation	Financing prices	$0.004
The Tocqueville Gold Fund	Common Stock	Gold Related	$ 702,005	Latest company valuation	Financing prices	$0.33
		Other Precious Metals Related	10,350,954	Latest company financing price	Financing prices	$4.50
		Other	7,533,975	Latest company financing price	Financing prices	$1.38-$8.60

The significant unobservable inputs used in the fair value measurement of the Tocqueville Fund’s preferred stock and the Gold Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

66	April 30, 2018

In the Opportunity Fund, the Adviser used options to gain exposure to the underlying equity security and to earn premium income.

Balance Sheet—Values of Derivative Instruments as of April 30, 2018.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$501,750		$—

Total		$501,750		$—

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2018.

The Tocqueville Opportunity Fund

	Purchased Options	Written Options	Total
Equity contracts net realized gain (loss)	$736,023	$(2,771)	$733,252
Equity contracts change in unrealized depreciation	(1,209,345)	—	(1,209,345)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options do not create leverage in the Funds.

Semi-Annual Report	67

The average monthly value of purchased options in the Opportunity Fund during the period ended April 30, 2018 was $988,638.

The average monthly value of written options in the Opportunity Fund during the period ended April 30, 2018 was $20,250

Transactions in purchased options in the Opportunity Fund during the period ended April 30, 2018 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of period:	$29,757,500	7,925
Options purchased	69,901,250	7,100
Options terminated in closing transactions	(50,711,250)	(9,125)
Options exercised	—	—
Options expired	(26,310,000)	(3,675)

Outstanding, end of period:	$22,637,500	2,225

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

68	April 30, 2018

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

h)  Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

i)  Subsequent events evaluation

On May 25, 2018, the Tocqueville Trust filed a post-effective amendment, 485A, for the registration of Class I shares for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund. The effective date of the Funds’ Class I shares is to be determined.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2017, or for any other tax years which are open for exam. As of October 31, 2017, open tax years include the tax years ended October 31, 2014 through 2017. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of

Semi-Annual Report	69

unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2017, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(186,000)	$(3,366,126)	$3,552,126
Opportunity Fund	997,247	(115,888)	(881,359)
International Value Fund	(610,363)	(847,698)	1,458,061
Gold Fund	2,041,321	(175,860)	(1,865,461)
Delafield Fund	3,452,972	(10,947,146)	7,494,174
Select Fund	435,346	(904,807)	469,461

The permanent differences primarily relate to net operating losses, foreign currency reclasses, the usage of tax equalization, Partnerships, and PFICs.

70	April 30, 2018

As of October 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of Investments	$147,409,223	$54,648,145	$944,848,997	$1,218,772,797	$309,119,744	$43,529,455

Unrealized Appreciation	146,567,564	25,238,532	205,547,198	275,703,993	88,483,278	13,178,624
Unrealized Depreciation	(338,031)	(1,284,648)	(21,424,604)	(341,257,340)	(24,474,504)	(7,480,656)

Net unrealized appreciation (depreciation)	146,229,533	23,953,884	181,122,594	(65,553,347)	64,008,774	5,697,968

Undistributed operating income	2,189,663	—	10,633,274	—	2,432,971	—
Undistributed long-term gains	24,335,002	2,589,292	3,668,445	—	49,515,483	903,691

Distributable earnings	26,524,665	2,589,292	14,301,719	—	51,948,454	903,691

Other accumulated loss	—	(631,973)	—	(393,467,089)	—	(8,395)

Total accumulated gain/(loss)	$172,754,198	$25,913,899	$195,437,993	$(459,038,618)	$115,957,228	$6,593,264

Semi-Annual Report	71

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	3,191,286	12,245,533	15,436,819
Opportunity Fund	—	—	—
International Value Fund	5,348,368	2,913,833	8,262,201
Gold Fund	—	—	—
Delafield Fund	—	71,259,512	71,259,512
Select Fund	—	3,023,170	3,023,170

	October 31, 2016
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$3,200,195	$3,072,752	$6,272,947
Opportunity Fund	—	—	—
International Value Fund	5,967,776	4,247,573	10,215,349
Gold Fund	—	—	—
Delafield Fund	—	62,285,610	62,285,610
Select Fund	—	2,573,589	2,573,589

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2017 and 2016.

For the fiscal year ended October 31, 2017 the Opportunity Fund, Gold Fund, and Select Fund had late year losses of $631,973, $12,607,883 and $8,395, respectively.

At October 31, 2017 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

Capital Losses Expiring
Indefinite Long Term
Gold Fund	$380,859,206

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily

72	April 30, 2018

net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Delafield Fund and The Tocqueville Select Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s and The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until March 1, 2019 for each fund. For the six months ended April 30, 2018, the Adviser waived $1,464, $24,281, $1,206,197, $130,077, and $28,999 of the advisory fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Fund, The Delafield Fund, and The Tocqueville Select Fund respectively. Such amounts are not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each fund; 0.13% on the next $600 million of the average daily net assets of each fund; and 0.12% on all the average daily net assets of each fund over $1 billion. For the six months ended April 30, 2018, the Adviser has made payments of $38,030, $10,487, $160,189, $141,802, $42,966, and $5,819, to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Semi-Annual Report	73

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the six months ended April 30, 2018, were $3,075, $62,820, $9,150, $5,868, $2,033, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six Months Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017
The Tocqueville Fund	Shares	Shares
Shares sold	330,062	588,202
Shares issued to holders in reinvestment dividends	705,639	435,792
Shares redeemed	(612,570)	(1,813,017)

Net increase (decrease)	423,131	(789,023)

The Tocqueville Opportunity Fund
Shares sold	334,698	344,287
Shares issued to holders in reinvestment dividends	97,416	—
Shares redeemed	(339,203)	(2,224,181)

Net increase (decrease)	92,911	(1,879,894)

The Tocqueville International Value Fund
Shares sold	18,978,358	37,730,215
Shares issued to holders in reinvestment dividends	766,784	509,379
Shares redeemed	(7,124,240)	(10,870,395)

Net increase	12,620,902	27,369,199

The Tocqueville Gold Fund
Shares sold	2,487,317	7,433,508
Shares issued to holders in reinvestment dividends	—	—
Shares redeemed	(4,384,868)	(9,794,433)

Net decrease	(2,347,551)	(2,360,925)

The Delafield Fund
Shares sold	473,816	735,499
Shares issued to holders in reinvestment dividends	2,222,399	2,739,544
Shares redeemed	(3,367,742)	(4,475,349)

Net decrease	(671,527)	(1,000,306)

The Tocqueville Select Fund
Shares sold	113,689	341,500
Shares issued to holders in reinvestment dividends	76,796	231,253
Shares redeemed	(718,791)	(1,991,554)

Net decrease	(528,306)	(1,418,801)

74	April 30, 2018

6.    FUND SHARE TRANSACTIONS

Each Fund currently offers only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for The Tocqueville Gold Fund. This fee is retained by the Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2018. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

Semi-Annual Report	75

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended April 30, 2018 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$24,537,970	$57,596,988	$322,099,066	$83,142,705	$42,461,169	$4,424,467

Sales:	$37,506,319	$57,817,266	$90,547,249	$172,998,709	$85,339,643	$9,718,113

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—

76	April 30, 2018

8.    TRANSACTIONS WITH AFFILIATES (Unaudited)

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2017 through April 30, 2018. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2017		Additions		Reductions		April 30, 2018	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	April 30, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
The Tocqueville Gold Fund
Almaden Minerals Ltd.	5,607,319	$5,045,196	875,000	$685,388	(875,000)	$(1,073,235)	5,607,319	$—	$(258,036)	$(720,363)	$4,585,603	$4,657,349
Almaden Minerals Ltd. Warrant	740,741	—	—	—	—	—	740,741	—	—	(86,442)	18,116	—
Almaden Minerals Ltd. Warrant	875,000	—	—	—	(875,000)	—	—	—	—	—	—	—
Almaden Minerals Ltd. Warrant	79,585	—	—	—	—	—	79,585	—	—	(12,548)	10,339	—
Argonaut Gold, Inc.	2,837,000	12,710,613	—	—	—	—	2,837,000	—	—	333,885	5,457,681	12,710,613
ATAC Resources Ltd.	9,784,891	31,231,836	—	—	—	—	9,784,891	—	—	172,037	4,267,720	31,231,836
AuRico Metals, Inc.(a)	7,411,437	4,616,358	—	—	(7,411,437)	(4,616,358)	—	—	5,632,300	(2,851,953)	—	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	515,571	11,720,703	28,761,181
Contango ORE, Inc.(a)	263,200	5,000,800	—	—	—	—	263,200	—	—	1,185,716	6,416,816	5,000,800
Corvus Gold, Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	3,599,608	6,711,954	2,212,904
Corvus Gold, Inc.	13,030,000	10,588,821	—	—	—	—	13,030,000	—	—	14,370,158	27,096,149	10,588,821
Corvus Gold, Inc.	—	—	1,739,130	1,561,600	—	—	1,739,130	—	—	1,982,625	3,544,225	1,561,600
East Asia Minerals Corp.	13,290,993	22,796,021	—	—	—	—	13,290,993	—	—	(538,280)	543,462	22,796,021
East Asia Minerals Corp. Warrant	976,493	—	—	—	—	—	976,493	—	—	—	—	—
East Asia Minerals Corp. Warrant	3,321,250	—	—	—	—	—	3,321,250	—	—	(128,042)	142,271	—
East Asia Minerals Corp. Warrant	4,617,560	—	—	—	—	—	4,617,560	—	—	(179,099)	196,362	—
Falco Resources Ltd.	16,222,300	11,973,054	—	—	—	—	16,222,300	—	—	(4,361,908)	8,212,544	11,973,054
Falco Resources Ltd. Warrant	7,000,000	—	—	—	—	—	7,000,000	—	—	(475,855)	—	—
GoGold Resources, Inc.(a)	13,668,000	17,067,345	4,455,000	5,552,910	(13,668,000)	(17,067,345)	4,455,000	—	(8,729,202)	8,450,786	1,491,997	5,552,910
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	6,893,000	5,000,000

Semi-Annual Report	77

	November 1, 2017		Additions		Reductions		April 30, 2018	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	April 30, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
International Tower Hill Mines Ltd.	5,738,836	$20,953,121	—	$—	—	$—	5,738,836	$—	$—	$1,118,499	$3,558,078	$20,953,121
International Tower Hill Mines Ltd.	20,331,298	44,453,358	—	—	—	—	20,331,298	—	—	(23,493,807)	12,351,270	44,453,358
Jaguar Mining, Inc.	64,330,707	8,127,887	—	—	—	—	64,330,707	—	—	1,078,506	17,035,274	8,127,887
MAG Silver Corp.	2,827,100	31,221,184	—	—	(165,500)	(1,684,479)	2,661,600	—	333,107	1,284,285	29,623,608	29,536,705
MAG Silver Corp.	—	—	1,432,665	15,000,003	—	—	1,432,665	—	—	922,837	15,922,839	15,000,003
Nickel Creek Platinum	12,379,201	2,544,342	—	—	—	—	12,379,201	—	—	(266,091)	2,554,997	2,544,342
Nickel Creek Platinum Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	(163,485)	729,379	—
NuLegacy Gold Corp.	28,556,090	6,158,205	—	—	—	—	28,556,090	—	—	19,084	4,003,346	6,158,205
NuLegacy Gold Corp. Warrant	9,020,590	—	—	—	(9,020,590)	—	—	—	—	(2,797)	—	—
Osisko Mining, Inc.	5,704,239	14,650,796	2,000,000	6,732,118	—	—	7,704,239	—	—	(7,415,290)	15,961,117	21,382,914
Osisko Mining, Inc.(b)	2,000,000	6,732,118	—	—	(2,000,000)	(6,732,118)	—	—	—	—	—	—
Premier Gold Mines Ltd.	9,643,160	18,374,832	—	—	(1,013,000)	(2,592,311)	8,630,160	—	264,709	(4,763,370)	18,282,671	15,782,521
SEMAFO, Inc.	11,467,000	43,362,142	—	—	(167,000)	(245,312)	11,300,000	—	265,768	7,101,634	35,135,090	43,116,830
Strategic Metals Ltd.	10,113,400	14,557,309	—	—	—	—	10,113,400	—	—	(180,398)	3,268,867	14,557,309
Tocqueville Bullion Reserve LP—Class G(c)	13,806	25,000,000	—	—	—	—	13,806	—	—	532,016	17,510,192	25,000,000
Torex Gold Resources, Inc.(a)	2,366,950	34,206,758	—	—	(769,950)	(14,952,225)	1,597,000	—	(7,905,551)	(1,268,740)	16,418,396	19,254,533
Trifecta Gold Ltd.	2,325,199	—	—	—	—	—	2,325,199	—	—	(53,207)	181,097	—

		$427,346,181		$29,532,019		$(48,963,383)		$—	$(10,396,905)	$(4,335,055)	$279,845,163	$407,914,817

78	April 30, 2018

	November 1, 2017		Additions		Reductions		April 30, 2018	Dividend Income	Realized Loss	Change in Gross Unrealized Appreciation	April 30, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
The Delafield Fund
Real Industry, Inc.(a)	225,000	$1,102,089	—	$—	(225,000)	$(1,102,089)	—	$—	$(1,023,642)	$708,338	$—	$—
Xerium Technologies, Inc.	700,000	9,534,818	—	—	(150,000)	(2,337,453)	550,000	—	(1,658,429)	2,649,953	3,602,500	7,197,365

		$10,636,907		$—		$(3,439,542)		$—	$(2,682,071)	$3,358,291	$3,602,500	$7,197,365
The Tocqueville Select Fund
Real Industry, Inc.(a)	890,281	3,561,317	—	—	(890,281)	(3,561,317)	—	—	(3,250,727)	2,003,325	—	—
Xerium Technologies, Inc.	265,000	3,374,608	—	—	(100,000)	(1,253,750)	165,000	—	(800,261)	1,089,000	1,080,750	2,120,858

		$6,935,925		$—		$(4,815,067)		$—	$(4,050,988)	$3,092,325	$1,080,750	$2,120,858
(a)	Security is no longer an affiliated company at April 30, 2018.
(b)	Private security restrictions lifted during period and combined with other non-restricted securities
(c)	Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The Managing Member of TP2 is Robert Kleinschmidt, President of the Trust, who has a 51% participating percentage in TP2 and the sole Non-Managing Member is John Hathaway, co-portfolio manager of the Tocqueville Gold Fund, who has a 49% participating percentage.

Semi-Annual Report	79

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 25, 2019. The interest rate as of April 30, 2018 was 4.25%. During the period ended April 30, 2018, the Tocqueville Fund’s maximum borrowing was $4,132,000 and average borrowing was $225,610, the Opportunity Fund’s maximum borrowing was $2,309,000 and average borrowing was $413,236, and the Gold Fund’s maximum borrowing was $14,418,000 and average borrowing was $775,333. This borrowing resulted in interest expenses of $4,345, $8,786 and $14,550, respectively. The International Value Fund, The Delafield Fund and The Select Fund did not use the Line.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the period ended April 30, 2018, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $7,143, $1,970, $30,085, $26,636, $8,073, $1,093 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund respectively.

80	April 30, 2018

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles W. Caulkins Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2003	Private Investor dba Plan B Partners from January 2012 – present.	6	None

Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	6	None

Semi-Annual Report	81

ADDITIONAL INFORMATION (UNAUDITED)

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Chief Development Officer, Woods Hole Oceanographic Institution, from February 2016 – present; Executive Director, Maine Audubon, from August 2014 – January 2016; Chief Development Officer, Carnegie Endowment for International Peace, from September 2011 – May 2014; Partner, The Riparian Fund/Legacy Ranch Partners (private equity real estate fund), from February 2010 – December 2012.	6	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	6	President, American Overseas Memorial Day Association, 1998 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present; President, Little Baby Face Foundation, March 2015 to present.

82	April 30, 2018

ADDITIONAL INFORMATION (UNAUDITED)

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe Year of Birth: 1942	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Formerly, Sullivan & Cromwell LLP (attorneys-at-law). 1968 – 2011.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III Year of Birth: 1947	Trustee; Chair of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	6	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Executive Committee, 2000 – present).

Semi-Annual Report	83

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Helen Balk Year of Birth:1972	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Elizabeth Bosco (3) Year of Birth: 1947	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Asset Management from January 2009 to present.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present.	N/A	N/A

Thomas Pandick Year of Birth: 1947	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004 – present) Tocqueville Asset Management L.P.	N/A	N/A

84	April 30, 2018

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

(3)	Mr. Steven Yevak replaced Ms. Bosco as the Trust’s Anti-Money Laundering Compliance Officer on June 14, 2018.

Semi-Annual Report	85

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	3.90%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

86	April 30, 2018

For the year ended October 31, 2017, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.01%
Opportunity Fund	0.00%
International Value Fund	0.75%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2017, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	0.0097	0.0003
Belgium	0.0087	0.0013
Brazil	0.0074	0.0003
Canada	0.0060	0.0009
Denmark	0.0094	0.0014
Finland	0.0062	0.0009
France	0.0466	0.0070
Germany	0.0201	0.0027
Hong Kong	0.0096	—
Japan	0.0328	0.0033
Netherlands Antilles	0.0068	—
Netherlands	0.0099	0.0015
Mexico	0.0056	0.0015
South Korea	0.0082	0.0014
Spain	0.0105	0.0016
Switzerland	0.0255	0.0012

	0.2230	0.0253

Semi-Annual Report	87

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

Charles W. Caulkins

Alexander Douglas

Charles F. Gauvin

James W. Gerard

William F. Indoe

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ-SEMI Tocqueville Semi-Annual Report 4/30/2018

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	July 6, 2018

By (Signature and Title)*	/s/ Helen Balk
Helen Balk, Treasurer

Date	July 6, 2018

* Print the name and title of each signing officer under his or her signature.

3